3Com Corporation

and

The First National Bank of Boston

Rights Agent


AMENDED AND RESTATED RIGHTS AGREEMENT

Dated as of December 21, 1994




TABLE OF CONTENTS

1.   Certain Definitions
2.   Appointment of Rights Agent.
3.   Issuance of Right Certificates
4    Form of Right Certificates
5.   Countersignature and Registration
6. Transfer, Split Up, Combination and Exchange of Right Certificates; Mutilated, Destroyed, Lost or Stolen Right Certificates
7.   Exercise of Rights; Purchase Price; Expiration Date of
Rights
8.   Cancellation and Destruction of Right Certificates
9.   Reservation and Availability of Shares of Common Stock
10.  Common Stock Record Date
11.  Adjustments to Number and Kind of Shares, Number of
Rights or Purchase Price
12.  Certification of Adjustments
13.  Consolidation, Merger or Sale or Transfer of Assets or
Earning Power
14.  Fractional Rights and Fractional Shares
15.  Rights of Action
16.  Agreement of Right Holders
17.  Right Certificate Holder Not Deemed a Shareholder
18.  Concerning the Rights Agent
19.  Merger or Consolidation or Changed Name of Rights Agent
20.  Duties of Rights Agent
21.  Change of Rights Agent
22.  Issuance of New Right Certificates
23.  Redemption
24.  Exchange of Rights for Common Stock
25.  Notice of Proposed Actions
26.  Notices
27.  Supplements and Amendments
28.  Successors
29.  Benefits of this Rights Agreement
30.  Governing Law
31.  Counterparts
32.  Descriptive Headings
33.  Severability




AMENDED AND RESTATED RIGHTS AGREEMENT

	This AMENDED AND RESTATED RIGHTS AGREEMENT ("Rights
Agreement"), dated as of December 21, 1994, between 3Com
Corporation, a California corporation (the "Company"), and
The First National Bank of Boston, a national banking association (the "Rights Agent").

			W I T N E S S E T H:

	WHEREAS, the Board of Directors of the Company on September 8, 1989 (i) announced that it authorized the issuance and declared a dividend of one right ("Right") for each share of the common stock of the Company ("Common
Stock") outstanding as of the Close of Business on September
20, 1989, each Right representing the right to purchase one-half share of Common Stock of the Company upon the terms and subject to the conditions hereinafter set forth, and (ii) further authorized the issuance of one Right with respect to each share of Common Stock of the Company that shall become outstanding between September 20, 1989, and the Distribution Date (as defined herein) pursuant to that certain Rights Agreement dated as of September 8, 1989 (the "Prior
Agreement");
	WHEREAS, pursuant to Section 27 of the Rights
Agreement, the Company and the Rights Agent may, prior to the time a Person becomes an Acquiring Person, amend any provision of the Rights Agreement which the Company deems necessary or desirable;
	WHEREAS, to the knowledge of the Board of Directors, no person has become an Acquiring Person;
	WHEREAS, the Company believes it in the best interests of the Company and its shareholders to adjust the Purchase
Price to reflect the long-term value of the Company's Common Stock, to provide that each Right represents the right to purchase one full share of Common Stock of the Company, to extend the term of the Rights Agreement, and to make certain technical corrections to the Rights Agreement;
	WHEREAS, pursuant to Section 15.5 of that certain Indenture by and between the Company and The First National
Bank of Boston, as trustee, dated as of November 1, 1994
(the "Indenture"), the Company agreed to amend the Prior Agreement to provide that upon conversion of the Notes (as defined below), the holders will be issued, in addition to the Common Stock issuable upon such conversion, the Rights (whether or not the Rights have separated from the Common
Stock at the time of the conversion);
	WHEREAS, The First National Bank of Boston has been appointed as successor Rights Agent, replacing Bank of America, NT&SA, effective September 26, 1991;
	WHEREAS, the Company requested that the Prior
Agreement be amended and restated as set forth herein and the Rights Agent is willing to amend and restate the Prior Agreement as set forth herein.
	NOW, THEREFORE, in consideration of the premises and the mutual agreements herein set forth, the Prior Agreement is hereby amended and restated to read in full as follows:
1. Certain Definitions. For purposes of this Agreement the following terms shall have the meanings indicated:
		(a) "Acquiring Person" shall mean any Person (as such term is hereinafter defined) who or which, together with all Affiliates (as such term is hereinafter defined) and Associates (as such term is hereinafter defined) of such Person, without the prior approval of the Board of Directors shall be the Beneficial Owner (as such term is hereinafter defined) of 20% or more of the outstanding Common Stock; provided, however, that in no event shall a Person who or which, together with all Affiliates and Associates of such Person, is the Beneficial Owner of less than 20% of the Company's outstanding shares of Common Stock, become an Acquiring Person solely as a result of a reduction of the number of shares of outstanding Common Stock, including repurchases of outstanding shares of Common Stock by the Company, which reduction increases the percentage of outstanding shares of Common Stock beneficially owned by such Person and provided further, that an Acquiring Person shall not include an Exempt Person (as such term is hereinafter defined).
		(b)     "Adjustment Shares" shall have the
meaning set forth in Section 11(a)(ii) hereof.
		(c) "Affiliate" and "Associate" shall have the respective meanings ascribed to such terms in Rule l2b-2 of the General Rules and Regulations under the Securities Exchange Act of 1934, as amended ("Exchange Act"), as in effect on September 8, 1989.
		(d)     A Person shall be deemed the "Beneficial
Owner" of any securities:
			(i)   which such Person or any of such
Person's Affiliates or Associates beneficially owns, directly or indirectly;
			(ii)  which such Person or any of such
Person's Affiliates or Associates has (A) the right to acquire (whether such right is exercisable immediately or only after the passage of time) pursuant to any agreement, arrangement or understanding, or upon the exercise of conversion rights, exchange rights, rights (other than these Rights), warrants or options, or otherwise; provided, however, that a Person shall not be deemed the "Beneficial Owner" of, or to "beneficially own", securities tendered pursuant to a tender or exchange offer made by such Person or any of such Person's Affiliates or Associates until such tendered securities are accepted for purchase or exchange;
or (B) the right to vote pursuant to any agreement, arrangement or understanding (whether or not in writing); provided, however, that a Person shall not be deemed the "Beneficial Owner" of, or to "beneficially own", any securities if the agreement, arrangement or understanding to vote such security (1) arises solely from a revocable proxy or consent given in response to a public proxy or consent solicitation made pursuant to, and in accordance with, the applicable rules and regulations of the Exchange Act and (2) is not also then reportable by such Person on Schedule l3D under the Exchange Act (or any comparable or successor report); or
		(iii) which are beneficially owned, directly or indirectly, by any other Person with which such Person or any of such Person's Affiliates or Associates has any agreement, arrangement or understanding (whether or not in writing) for the purpose of acquiring, holding, voting except as described in clause (B) of subparagraph (ii) of
Section 1(d) or disposing of any securities of the Company.
	(e) "Business Day" shall mean any day other than a Saturday, Sunday, or a day on which banking institutions in the Commonwealth of Massachusetts are authorized or obligated by law or executive order to close.
	(f) "Close of Business" on any given date shall mean 5:00 p.m., Boston time, on such date; provided, however, that if such date is not a Business Day it shall mean 5:00 p.m., Boston time, on the next succeeding Business Day.
	(g) "Common Stock" when used with reference to the Company shall mean the common stock of the Company. "Common Stock" when used with reference to any Person other than the Company which shall be organized in corporate form shall mean the capital stock or other equity security with the greatest per share voting power of such Person or, if such Person is a Subsidiary of or is controlled by another
Person, the Person which ultimately controls such first-mentioned Person. "Common Stock" when used with reference to any Person other than the Company which shall not be organized in corporate form shall mean units of beneficial interest which shall represent the right to participate in profits, losses, deductions and credits of such Person and which shall be entitled to exercise the greatest voting power per unit of such Person.
	(h) "Common Stock Equivalents" shall have the meaning set forth in Section 11(a)(iii) hereof.
	(i) "Current Market Price" shall have the meaning set forth in Section 11(d) hereof.
	(j) "Current Value" shall have the meaning set forth in Section 11(a)(iii) hereof.
	(k) "Distribution Date" shall mean (i) the earlier of (A) the Stock Acquisition Date or (B) the tenth day (or such later date as may be determined by action of the Board of Directors prior to such time as any Person becomes an Acquiring Person) after the date of the commencement by any Person (other than an Exempt Person) of, or of the first public announcement of the intent of any Person (other than an Exempt Person) to commence (which intention to commence remains in effect for five business days after such announcement), a tender or exchange offer upon the successful consummation of which such Person, together with its Affiliates and Associates, would be the Beneficial Owner of 20% or more of the outstanding Common Stock (irrespective of whether any shares are actually purchased pursuant to any such offer), including any such date which is after the date of this Agreement and prior to the issuance of the Rights
(also referred to herein as the "First Distribution Date");
or (ii) with respect to any shares of Common Stock issuable upon conversion of any Notes after the First Distribution
Date, the day immediately following the date on which such Notes are converted into shares of Common Stock.
	(l) "Equivalent Common Stock" shall have the meaning set forth in Section 11(b) hereof.
	(m) "Exchange Act" shall have the meaning set forth in Section 1(c) hereof.
	(n) "Exempt Person" shall mean the Company, any Subsidiary of the Company, any employee benefit plan or employee stock plan of the Company or of any Subsidiary of the Company, or any Person, organized, appointed, established or holding Common Stock for or pursuant to the terms of any such plan.
	(o) "Final Expiration Date" shall have the meaning set forth in Section 7(a) hereof.
	(p) "Flip-In Event" shall mean any event described in Section 11(a)(ii)(A), (B) or (C) hereof.
	(q) "Flip-In Exercise Payment" shall have the meaning set forth in Section 11(a)(ii) hereof.
	(r) "Flip-In Trigger Date" shall have the meaning set forth in Section 11(a)(iii) hereof.
	(s)     "Flip-Over Event" shall mean any event
described in clause (x), (y) or (z) of Section 13(a) hereof.
	(t) "Flip-Over Exercise Payment" shall have the meaning set forth in Section 13(a) hereof.
	(u)     "NASDAQ" shall have the meaning set forth in
Section 9(b) hereof.
	(v) "Note" or "Notes" shall mean one or more of those certain Notes as defined in the Indenture, each convertible into a share or shares of Common Stock of the Company.
	(w) "Person" shall mean any individual, firm, corporation, partnership or other entity.
	(x) "Principal Party" shall have the meaning set forth in Section 13(b) hereof.
	(y) "Redemption Date" shall have the meaning set forth in Section 7(a) hereof.
	(z) "Purchase Price" shall have the meaning set forth in Section 4(a) hereof.
	(aa) "Redemption Price" shall have the meaning set forth in Section 23(a) hereof.
	(bb) "Right Certificate" shall have the meaning set forth in action 3(a) hereof.
	(cc) "Securities Act" shall mean the Securities Act of 1933, as amended.
	(dd) "Stock Acquisition Date" shall mean the first date of public announcement by the Company or an Acquiring Person that an Acquiring Person has become such or such earlier date as a majority of the directors shall become aware of the existence of an Acquiring Person.
	(ee) "Substitution Period" shall have the meaning set forth in Section 11(a)(iii) hereof.
	(ff) "Subsidiary" of a Person shall mean any corporation or other entity of which securities or other ownership interests having ordinary voting power sufficient to elect a majority of the board of directors or other persons performingsimilar functions are beneficially owned, directly or indirectly, by such Person andany corporation or other entity that is otherwise controlled by such Person.
	(gg) "Summary of Rights" shall have the meaning set forth in
Section 3(b) hereof.
	(hh) "Trading Day" shall have the meaning set forth in Section 11(d) hereof.
	(ii) "Triggering Event" shall mean any event described in Section 11(a)(ii)(A), (B), or (C) or Section 13 hereof.
	(jj) "Voting Power" shall mean the voting power of all securities of the Company then outstanding and generally entitled to vote for the election of directors of the Company.
	Any determination required by the definitions contained in this Section 1 shall be made by the Board of Directors of the Company in its good faith judgment, which determination shall be binding on the Rights Agent and the holders of the Rights.
2. Appointment of Rights Agent. The Company hereby appoints the
Rights Agent to act as agent for the Company in accordance with the terms and conditions hereof, and the Rights Agent hereby accepts such appointment. The Company may from time to time appoint such Co-Rights Agents as it may deem necessary or desirable.
3.      Issuance of Right Certificates.
		(a)    Until the Distribution Date, (x) the
Rights will be evidenced (subject to the provisions of Section 3(c) hereof) by the certificates for the Common
Stock registered in the names of the holders of the Common
Stock and not by separate Right certificates, and (y) each Right will be transferable only in connection with the transfer of a share (subject to adjustment as hereinafter provided) of Common Stock. As soon as practicable after the Distribution Date, the Rights Agent will mail, by first-class, postage prepaid mail, to each record holder of the Common Stock as of the Close of Business on the Distribution Date as shown by the records of the Company, to the address of such holder shown on such records, a Right certificate in substantially the form of Exhibit A hereto ("Right Certificate") evidencing one Right for each share of Common Stock so held. As of and after the Distribution Date the Rights will be evidenced solely by such Right Certificates.
	Rights shall be issued in respect of all shares of Common Stock issued after the Record Date but prior to the Distribution Date (or, if earlier, the Redemption Date or the Final Expiration Date, as such terms are hereinafter defined). Notwithstanding any provision of this Rights Agreement to the contrary, the Rights shall be issued in respect of all shares of Common Stock issued upon conversion of the Notes prior to the earlier of the Redemption Date or the Final Expiration
Date, whether the Notes are converted into shares of Common Stock before or after the First Distribution Date.
		(b)    On September 20, 1989 or as soon as
practicable thereafter, the Company will send a copy of a Summary of Rights to Purchase Common Stock, substantially in the form attached to the Prior Agreement as Exhibit B
("Summary of Rights"), by first-class, postage prepaid mail, to each record holder of Common Stock as of the Close of Business on September 20, 1989, at the address of such holder shown on the records of the Company.
		(c) With respect to certificates for Common Stock outstanding as of September 20, 1989, until the Distribution Date (or, if earlier, the "Redemption Date" or the "Final Expiration Date," as such terms are hereinafter defined), the Rights will be evidenced by such certificates for Common Stock registered in the names of the holders thereof together with a copy of the Summary of Rights. Until the
Distribution Date (or, if earlier, the Redemption Date or
Final Expiration Date), the surrender for transfer of any certificate representing shares of Common Stock, with or without a copy of the Summary of Rights attached thereto, shall also constitute the surrender for transfer of the Rights associated with the Common Stock represented thereby.
		(d)    Certificates issued for Common Stock
(including, without limitation, certificates issued upon transfer or exchange of Common Stock) after September 20, 1989 but prior to the earlier of the Distribution Date, the Redemption Date or the Final Expiration Date shall have impressed on, printed on, written on or otherwise affixed to them the following legend (or with respect to any certificates for issued for Common Stock prior to the date of this Rights Agreement, a legend substantially similar to the following legend as set forth in the Prior Agreement):

This certificate also evidences and entitles the holder hereof to certain Rights as set forth in the Amended and Restated Rights Agreement between 3Com Corporation and The First National Bank of Boston, as Rights Agent, dated as of December 21, 1994 (as amended from time to time in accordance with its terms, the "Rights Agreement"), the terms of which are incorporated herein by reference and a copy of which is on file at the principal executive office of 3Com Corporation. Under certain circumstances, as set forth in the Rights Agreement, such Rights will be evidenced by separate certificates and will no longer be evidenced by this certificate. 3Com Corporation will mail to the holder of this certificate a copy of the Rights Agreement without charge within five days after receipt by it of a written request therefor. Under certain circumstances as provided in the Rights Agreement, Rights issued to or beneficially owned by Acquiring Persons or their Associates or Affiliates (as defined in the Rights Agreement) or any subsequent holder of such Rights may be limited as provided in Section 11(a)(ii) and Section 24 of the Rights Agreement.

	With respect to such certificates containing the foregoing legend, the Rights associated with the Common
Stock shall, until the Distribution Date, be evidenced by such certificates alone, and the surrender for transfer of any such certificate shall also constitute the surrender for transfer of the Rights associated with the Common Stock represented thereby.
4.      Form of Right Certificates.
		(a) The Right Certificates (and the forms of election to purchase shares and of assignment to be printed on the reverse thereof), when, as and if issued, shall be substantially in the form set forth in Exhibit A hereto and may have such marks of identification or designation and such legends, summaries or endorsements printed thereon as the Company may deem appropriate and as are not inconsistent with the provisions of this Rights Agreement, or as may be required to comply with any law or with any rule or regulation made pursuant thereto or with any rule or regulation of any stock exchange on which the Rights may from time to time be listed, or to conform to usage. Subject to the provisions of Sections 11 and 22 hereof, the Right Certificates evidencing the Rights issued on September 20, 1989, whenever such certificates are issued, shall be dated as of September 20, 1989, and the Right Certificates evidencing Rights to holders of record of Common Stock issued after September 20, 1989, shall be dated as of September 20, 1989, but shall also be dated to reflect the date of issuance of such Right Certificate. On their face Right Certificates shall entitle the holders thereof to purchase, for each Right, one share of
Common Stock, or other securities or property as provided herein, as the same may from time to time be adjusted as provided herein, at the price per share of $250 set forth therein, as the same may from time to time be adjusted as provided herein (the "Purchase Price").
		(b) Notwithstanding any other provision of this Rights Agreement, any Right Certificate that represents Rights that are or were at any time on or after the earlier of the Stock Acquisition Date or the Distribution Date beneficially owned by an Acquiring Person or any Affiliate or Associate thereof (or any transferee of such Rights) shall have impressed on, printed on, written on or otherwise affixed to it (if the Company or the Rights Agent has knowledge that such Person is an Acquiring Person or an Associate or Affiliate thereof or transferee of such Persons or a nominee of any of the foregoing) the following legend:

The beneficial owner of the Rights represented by this Right Certificate is an Acquiring Person or an Affiliate or
Associate (as defined in the Rights Agreement) of an
Acquiring Person or a subsequent holder of such Right Certificates beneficially owned by such Persons.
Accordingly, under certain circumstances as provided in the Rights Agreement, this Right Certificate and the Rights represented hereby may be limited as provided in Section 11(a)(ii) and Section 24 of the Rights Agreement. The
provisions of Section 11(a)(ii) and Section 24 of the Rights Agreement shall be operative whether or not the foregoing legend is contained on any such Right Certificates.
5.      Countersignature and Registration.
		(a)    The Right Certificates shall be executed
on behalf of the Company by its President or any Vice
President, either manually or by facsimile signature, and
have affixed thereto the Company's seal or a facsimile
thereof which shall be attested by the Secretary or an
Assistant Secretary of the Company, either manually or by facsimile signature. The Right Certificates shall be manually countersigned by the Rights Agent and shall not be valid for any purpose unless so countersigned. In case any officer of the Company who shall have signed any of the Right Certificates shall cease to be such officer of the Company before countersignature by the Rights Agent and issuance and delivery by the Company, such Right Certificates, nevertheless, may be countersigned by the Rights Agent, issued and delivered with the same force
and effect as though the person who signed such Right Certificates had not ceased to be such officer of the
Company; and any Right Certificate may be signed on behalf
of the Company by any person who, at the actual date of the execution of such Right Certificate, shall be a proper officer of the Company to sign such Right Certificate,
although at the date of the execution of this Rights
Agreement any such person was not such an officer.
		(b)    Following the Distribution Date, the
Rights Agent will keep or cause to be kept, at one of its offices designated for such purposes, books for registration and transfer of the Right Certificates issued hereunder.
Such books shall show the names and addresses of the
respective holders of the Right Certificates, the number of Rights evidenced on its face by each of the Right
Certificates, the date of
each of the Right Certificates and the certificate numbers
for each of the Right Certificates.
6.      Transfer, Split Up, Combination and Exchange of
Right Certificates; Mutilated, Destroyed, Lost or Stolen
Right Certificates.
(a)    Subject to the provisions of Section 14(b) hereof, at
any time after the Close of Business on the Distribution
Date and at or prior to the Close of Business on the earlier of the Redemption Date or the Final Expiration Date, any
Right Certificate or Certificates may be (i) transferred or
(ii) split up, combined or exchanged for another Right Certificate or Right Certificates, entitling the registered holder to purchase a like number of shares of Common Stock as the Right Certificate or Right Certificates surrendered
then entitled such holder to purchase.  Any registered
holder desiring to transfer any Right Certificate shall surrender the Right Certificate at the office of the Rights Agent designated for such purposes with the form of assignment on the reverse side thereof duly endorsed (or
enclose with such Right Certificate a written instrument of transfer in form satisfactory to the Company and the Rights Agent), duly executed by the registered holder thereof or his attorney duly authorized in writing, and with such
signature duly guaranteed.  Any registered holder desiring
to split up, combine or exchange any Right Certificate shall surrender the
Right Certificate or Right Certificates to be split up,, combined or exchanged at th principal office of the Rights Agent. Thereupon the Rights Agent shall countersign (by manual signature) and deliver to the person entitled thereto a Right Certificate or Right Certificates, as the case may
be, as so requested.  The Company may require
payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer, split up, combination or exchange of Right Certificates.
	(b)    Upon receipt by the Company and the Rights
Agent of evidence reasonably satisfactory to them of the
loss, theft, destruction or mutilation of a Right
Certificate, and, in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to them, and, if requested by the Company, reimbursement to the Company of all reasonable expenses incidental thereto, and upon
surrender to the
Rights Agent and cancellation of the Right Certificate if mutilated, the Company will execute and deliver a new Right Certificate of like tenor to the Rights Agent for delivery to the registered owner in lieu of the Right Certificate so lost, stolen, destroyed or mutilated.
7.      Exercise of Rights; Purchase Price; Expiration Date
of Rights.
	(a) The Rights shall become exercisable, and may be exercised to purchase Common Stock, except as otherwise provided herein, in whole or in part at any time after the Distribution Date upon surrender of the Right Certificate, with the form of election to purchase on the reverse side thereof duly executed (with such signature duly guaranteed), to the Rights Agent at the principal office of the Rights
Agent, together with payment of the Purchase Price with
respect to each Right exercised, subject to adjustment as hereinafter provided, at or prior to the Close of Business on the earlier of (i) December 13, 2004 (the "Final
Expiration Date"), (ii) the time at which the Rights are redeemed as provided in Section 23 hereof (such date being herein referred to as the "Redemption Date") or (iii) the time at which all such Rights are exchanged as provided in
Section 24 hereof.
	(b)    The Purchase Price and the number of shares of
Common Stock
or other securities or consideration to be acquired upon exercise of a Right shall be subject to adjustment from time to time as provided in Sections 11 and 13 hereof.  The
Purchase Price shall be payable in lawful money of the
United States of America, in accordance with Section 7(c)
hereof.
	(c) Except as provided in Section 11(a)(ii) hereof, upon receipt of a Right Certificate with the form of election to purchase duly executed, accompanied by payment
of the Purchase Price or so much thereof as is necessary for the shares to be purchased and an amount equal to any
applicable transfer tax, by cash, certified check or
official bank check payable to the order of the Company or
the Rights
Agent, the Rights Agent shall thereupon promptly (i)
requisition from any transfer agent of the Common Stock certificates for the number of shares of Common Stock so elected to be purchased and the Company will comply and
hereby authorizes and directs such transfer agent to comply
with all such requests, (ii) requisition from the Company
the amount of cash to be paid in lieu of issuance of
fractional shares in accordance with Section 14(b) hereof,
and (iii) promptly after receipt of such
Common Stock certificates cause the same to be delivered to
or upon the order of the registered holder of such Right Certificate, registered in such name or names as may be designated by such holder, and, when appropriate, after receipt promptly deliver such cash to or upon the order of
the registered holder of such Right Certificate; provided, however, that in the case of a purchase of securities, other than Common
Stock, pursuant to Section 11(a) or Section 13 hereof, the Rights Agent shall promptly take the appropriate actions corresponding to the foregoing clauses (i) through (iii).
In the event that the Company is obligated to issue other securities of the Company, pay cash and/or distribute other property pursuant to Section 11(a) hereof, the
Company will make all arrangements necessary so that such
other securities, cash and/or other property are available
for distribution by the Rights Agent, if and when
appropriate.
	(d) In case the registered holder of any Right Certificate shall exercise less than all the Rights evidenced thereby, a new Right Certificate evidencing Rights equivalent to the Rights remaining unexercised shall be issued by the Rights Agent to the registered holder of such Right Certificate or to his duly authorized assigns, subject to the provisions of Section 14 hereof.
	(e)    Notwithstanding anything in this Agreement to
the contrary,
neither the Rights Agent nor the Company shall be obligated
to undertake any action with respect to a registered holder
upon the occurrence of any purported exercise as set forth
in this Section 7 unless such registered holder shall have
(i) completed and signed the certificate contained in the
form of election to purchase set forth on the
reverse side of the Right Certificate surrendered for such exercise and (ii) provided such additional evidence of the identity of the Beneficial Owner (or former Beneficial
Owner) or Affiliates or Associates thereof as the Company
shall reasonably request.
8.      Cancellation and Destruction of Right Certificates.
All Right Certificates surrendered for the purpose of
exercise. transfer, split up, combination or exchange shall, if surrendered to the Company or to any of its agents, be delivered to the Rights Agent for cancellation or in canceled form, or, if surrendered to the Rights
Agent, shall be canceled by it, and no Right Certificates
shall be issued in lieu thereof except as expressly
permitted by any of the provisions of this Rights Agreement.
The Company shall deliver to the Rights Agent for
cancellation and retirement, and the Rights Agent shall so cancel and retire, any Right Certificate purchased or acquired
by the Company otherwise than upon the exercise thereof.
The Rights Agent shall deliver all canceled Right
Certificates to the Company, or shall, at the written
request of the Company, destroy such canceled Right Certificates, and in such case shall deliver a certificate of destruction thereof to the Company.
9.      Reservation and Availability of Shares of Common
Stock.
	(a) The Company covenants and agrees that at all times it will cause to be reserved and kept available, out of and to the extent of its authorized and unissued shares
of Common Stock not reserved for another purpose (and,
following the occurrence of a Triggering Event, other securities) or held in its treasury, the number of shares of Common Stock (and, following the occurrence of a Triggering Event, other securities) that, as provided in this
Agreement, including Section
11(a)(iii) hereof, will be sufficient to permit the exercise in full of all outstanding Rights, provided, however, that
the Company shall not be required to reserve and keep
available shares of Common Stock or other securities
sufficient to permit the exercise in full of all outstanding Rights pursuant to the adjustments set forth in Section 11(a)(ii), Section 11(a)(iii) or Section 13 hereof unless, and only to the extent
that, the Rights become exercisable pursuant to such
adjustments. (b)    The Company shall (i) use its best
efforts to cause, from and after such time as the Rights
become exercisable, the Rights and all shares of Common
Stock (and following the occurrence of a Triggering Event,
other securities) issued or reserved for issuance upon
exercise thereof to be reported by the National Association
of Securities Dealers, Inc. Automated Quotations System ("NASDAQ") or such other system then in use, and if the
Common Stock shall become listed on any national securities exchange, to cause, from and after such time as the Rights become exercisable, the Rights and all shares of Common Stock (and, following the occurrence of a Triggering Event, other securities) issued or reserved for issuance upon exercise thereof to be listed on such exchange upon official notice of issuance upon such exercise and (ii) if then necessary,
to permit the offer and issuance of such
shares of Common Stock (and, following the occurrence of a Triggering Event, other securities), register and qualify such shares of Common Stock (and, following the occurrence
of a Triggering Event, other securities) under the
Securities Act and any applicable state securities or "blue
sky" laws (to the extent exemptions therefrom are
not available), cause such registration statement and qualifications to become effective as soon as possible after such filing and keep such registration and qualifications effective until the earlier of the Redemption Date or the
Final Expiration Date of the Rights. The Company may temporarily suspend, for a period of time not to exceed ninety (90) days, the exercisability of the Rights in order
to prepare and file a
registration statement under the Securities Act and permit
it to become effective.  Upon any such suspension, the
Company shall issue a public announcement stating that the exercisability of the Rights has been temporarily suspended, as well as a public announcement at such time as the
suspension is no longer in effect. Notwithstanding any provision of this Agreement to the contrary, the Rights shall not be exercisable in any jurisdiction unless the requisite qualification in such jurisdiction shall have been obtained and until a registration statement under the Securities Act (if required) shall have been declared effective.
	(c)    The Company covenants and agrees that it will
take all such
action as may be necessary to ensure that all shares of
Common Stock (and following the occurrence of a Triggering Event, other securities) delivered upon exercise of Rights shall, at the time of delivery of the certificates for such shares (subject to payment of the Purchase Price in respect thereof), be duly and validly authorized and issued and fully paid and nonassessable shares in accordance with
applicable law.
	(d)    The Company further covenants and agrees that
it will pay when due and payable any and all federal and
state transfer taxes and charges which may be payable in
respect of the issuance or delivery of the Right
Certificates or of any shares of Common Stock (or other securities, as the case may be) upon the exercise of Rights.
The Company shall not, however, be required to pay any
transfer tax which
may be payable in respect of any transfer or delivery of
Right Certificates to a Person other than, or the issuance
or delivery of certificates for Common Stock (or other securities, as the case may be) upon exercise of Rights in a name other than that of, the registered holder of the Right Certificate, and the Company shall not be required to issue or deliver a Right Certificate or certificate for Common Stock (or other securities, as the case may be) to a person other than such registered holder until any such tax shall have been paid (any such tax being payable by the holder of such Right Certificate at the time of surrender)
or until it has been established to the Company's
satisfaction that no such tax is due.
10.     Common Stock Record Date.  Each Person in whose name
any certificate for shares of Common Stock (or other
securities, as the case may be) is issued upon the exercise
of Rights shall for all purposes be deemed to have become
the holder of record of the Common Stock (or other
securities, as the case may be) represented thereby on, and
such certificate shall be dated, the date upon which the
Right Certificate evidencing such Rights was duly
surrendered and payment of the Purchase Price (and any applicable transfer taxes) was made. Prior to the exercise of the Rights evidenced thereby, the holder of a Right Certificate, as such, shall not be entitled to any rights of a shareholder of the Company with respect to the shares for which the Rights shall be exercisable, including, without limitation, the right to vote, to receive dividends or other distributions or to exercise any preemptive rights, and shall not be entitled to receive any notice of any
proceedings of the Company, except as provided herein.
11. Adjustments to Number and Kind of Shares, Number of Rights or Purchase Price. The number and kind of shares subject to purchase upon the exercise of each Right, the
number of Rights outstanding and the Purchase Price are
subject to adjustment from time to time as provided in this
Section 11.
(a)     (i)     In the event the Company shall at any time
after the date of this Rights Agreement (A) declare or pay
any dividend on Common Stock payable in shares of Common
Stock, (B) subdivide or split the outstanding shares of
Common Stock into a greater number of shares, (C) combine or consolidate the outstanding shares of Common Stock into a smaller number of shares or effect a reverse split of the outstanding shares of Common Stock, or (D) issue any shares of its capital stock in a reclassification of the Common
Stock (including any such reclassification in connection
with a consolidation or merger in which the Company is the continuing or surviving corporation), except as otherwise provided in this Section 11(a), the Purchase Price in effect at the time of the record date for such dividend or of the effective date of such subdivision, combination or reclassification, and the number and kind of shares of
Common Stock or capital stock, as the case may be, issuable
on such date, shall be proportionately adjusted so that the holder of any Right exercised after such time shall be entitled to receive, upon payment of the Purchase Price then in effect, the aggregate number and kind of shares of Common Stock or capital stock, as the case may be, which, if such Right had been exercised immediately prior to such date, the holder thereof would have owned upon such exercise and been entitled to receive
by virtue of such dividend, subdivision, combination or reclassification. If an event occurs which would require an adjustment under both this Section 11(a)(i) and Section 11(a)(ii) hereof, the adjustment provided for in this
Section 11(a)(i) shall be in addition to, and shall be made prior to, any adjustment required pursuant to Section
11(a)(ii).
(ii)  Subject to Section 24, in the event:
(A)    any Acquiring Person or any Associate or Affiliate of
any Acquiring Person, at any time after the date of this Agreement, directly or indirectly, (1) shall consolidate with or merge with and into the Company or any of its Subsidiaries or otherwise combine with the Company or any of its Subsidiaries and the Company or such Subsidiary shall be the continuing or surviving corporation of such
consolidation, merger or combination and the Common Stock of the Company shall remain outstanding and no shares thereof
shall be changed into or exchanged for stock or other
securities of the Company or of any other Person or cash or
any other property, or (2) shall, in one or more
transactions, other than in connection with the exercise of
a Right or Rights and other than in connection with the
exercise or conversion of securities exercisable for or convertible into securities of the Company or of any
Subsidiary of the Company, transfer any assets or property
to the Company or any of its Subsidiaries in exchange (in
whole or in part) for any shares of any class of capital
stock of the Company or any of its Subsidiaries or any securities exercisable for or convertible into shares of any class of capital stock of the Company or any of its Subsidiaries, or otherwise obtain from the Company or any of its Subsidiaries, with or without consideration, any
additional shares of any class of capital stock of the
Company or any of its Subsidiaries or any securities
exercisable for or convertible into shares of any class of capital stock of the Company or any of its Subsidiaries
(other than as part of a pro rata offer or distribution by
the Company or such Subsidiary to all holders of such
shares), or (3) shall sell, purchase, lease, exchange,
mortgage, pledge, transfer or otherwise acquire (other than
as a pro rata dividend) or dispose, to, from or with, as the case may be, in one transaction or a series of transactions, the Company or any of its
Subsidiaries, assets (including securities) on terms and conditions less favorable to the Company or such Subsidiary than the Company or such Subsidiary would be able to obtain
in arm's-length negotiation with an unaffiliated third
party, or (4) shall receive any compensation from the
Company or any of its Subsidiaries for services other than compensation for employment as a regular or part-time employee, or fees for serving as a director, at
rates in accordance with the Company's (or its Subsidiary's) past practices, or (5) shall receive the benefit, directly or indirectly (except proportionately as a shareholder), of
any loans, advances, guarantees, pledges or other financial assistance or any tax credits or tax advantage provided by the Company or any of its Subsidiaries, or (6) shall engage
in any transaction with the Company (or any of its
Subsidiaries) involving the sale, license, transfer or grant of any right in, or disclosure of any patents, copyrights,
trade secrets, trademarks or know-how (or any other
intellectual or industrial property rights recognized under
any country's intellectual property laws) which the Company (including its Subsidiaries) owns or has the right to use on terms and conditions not approved by the Board; or
(B) any Person, alone or together with its Affiliates and Associates, shall become an Acquiring Person other than pursuant to (1) any transaction set forth in Section 13(a) hereof, or (2) a tender or exchange offer for all outstanding shares of Common Stock of the Company at a price and on terms determined by the Board of Directors to be both adequate and otherwise in the best interests of the Company and its shareholders other than the Acquiring Person or an Affiliate or Associate thereof on whose behalf the offer is being made (a "Permitted Offer"); or
(C)    during such time as there is an Acquiring Person,
there shall be any reclassification of securities (including any reverse stock split), or any recapitalization of the Company, or any merger or consolidation of the Company with any of its Subsidiaries or any other transaction or series
of transactions involving the Company or any of its
Subsidiaries (whether or not with or into or otherwise
involving an Acquiring Person or any Affiliate or Associate
of such Acquiring Person) which has the effect, directly or indirectly, of increasing by more than 1% the proportionate share of the outstanding shares of any class of equity securities of the Company or any of its Subsidiaries, or securities exercisable for or convertible into equity securities of the Company or any of its Subsidiaries, which
is directly or indirectly beneficially owned by any
Acquiring Person or any Affiliate or Associate of any
Acquiring Person,  then, except as otherwise provided in
this Section 11, each holder of a Right shall thereafter
have a right to receive for each Right, upon payment of an amount equal to the product of the then current Purchase
Price per share and the then number of shares of Common
Stock for which a Right was exercisable immediately prior to the first occurrence of a Flip-In Event (the "Flip-In
Exercise Payment") and exercise of a Right in accordance
with the terms of this Rights Agreement, such number of
shares of Common Stock as shall equal the result obtained by dividing the Flip-In Exercise Payment by 50% of the Current Market Price per share of Common Stock on the date of the first occurrence of a Flip-In Event (such number of shares
is herein called the "Adjustment Shares"); provided that the Purchase Price per share and the number of Adjustment Shares shall be further adjusted as provided in this Agreement to reflect any events occurring after the date of such first occurrence; and provided, further, that if the transaction that would otherwise give rise to the foregoing adjustment
is also subject to the provisions of Section 13 hereof, then only the provisions of Section 13 hereof shall apply and no adjustment shall be made pursuant to this Section 11(a)(ii). Notwithstanding the foregoing, the adjustment pursuant to this Section 11(a)(ii) shall not occur with respect to any Rights that are or were at any time on or after the earlier of the Stock Acquisition Date or the First Distribution Date beneficially owned by the Acquiring Person or any Associate or Affiliate of the Acquiring Person which is or was
involved in or which caused or facilitated, directly or indirectly, the event or transaction or transactions listed above in this Section 11(a)(ii) in respect of which such adjustment occurs (or any subsequent transferee of such
Rights), and upon exercise of such Rights, the holders
thereof shall continue to receive upon exercise the number
of shares of Common Stock otherwise provided for herein
without giving effect to such adjustment.
	(iii) In the event that the number of shares of Common Stock which are authorized by the Company's articles of incorporation but not outstanding or reserved for issuance for purposes other than upon exercise of the Rights is not sufficient to permit the exercise in full of the Rights in accordance with Section 11(a)(ii) and the Rights shall become so exercisable, to the extent permitted by applicable law and any agreements in effect on the date hereof to which the Company is a party, the Company shall:  (A) determine
the value of the Adjustment
Shares issuable upon the exercise of a Right (the "Current Value") and (B) with respect to each Right, upon exercise of such Right, issue shares of Common Stock to the extent available for the exercise in full of such Right and, to the extent shares of Common Stock are not so available, make adequate provision to substitute for the Adjustment Shares not received upon exercise of such Right (1) cash, (2) other equity securities of the Company (including, without limitation, shares, or units of shares, of preferred stock which, by virtue of having dividend, voting and liquidation rights substantially comparable to those of the Common
Stock, are deemed in good faith by the Board of Directors of the Company to have substantially the same value as shares
of Common Stock (such shares or units of shares of preferred stock are herein called "common stock equivalents"), (3)
debt securities of the Company, (4) other assets, or (5) any combination of the foregoing, having a value which, when added to the value of the shares of Common Stock actually
issued upon exercise of such Right, shall have an aggregate value equal to the Current Value, where such aggregate value has been determined in good faith by the Board of Directors
of the Company based upon the advice of a nationally
recognized independent investment banking firm selected in
good faith by the Board of Directors of the Company;
provided, however, if the Company shall not have made
adequate provision to deliver value pursuant to clause (B)
above within thirty days following the later of (x) the
first occurrence of a Flip-In Event and (y) the date on
which the Company's right of redemption pursuant to Section 23(a) expires (the later of (x) and (y) being referred to herein as the "Flip-In Trigger Date"), then the Company
shall be obligated to deliver, upon the surrender for
exercise of a Right and without requiring payment of the Purchase Price, shares of Common Stock (to the extent available) and then, if necessary, cash, which shares and/or cash have an aggregate value equal to the excess of the
Current Value over the Purchase Price. If the Board of Directors of the Company shall determine in good faith that it is likely that sufficient additional shares of Common
Stock could be authorized for issuance upon exercise in full of the Rights, the thirty day period set forth above may be extended to the extent necessary, but not more than ninety days after the Flip-In Trigger Date, in order that the
Company may seek shareholder approval for the authorization
of such additional shares (such thirty day period, as it may be extended, is herein called the "Substitution Period").
To the extent that the Company determines that some action
need be taken pursuant to the first and/or second sentence
of this Section 11(a)(iii), the Company (x) shall provide, subject to the last sentence of Section 11(a)(ii) hereof, that such action shall apply uniformly to all outstanding Rights, and (y) may suspend the exercisability of the Rights until the expiration of the Substitution Period in order to seek any authorization of additional shares and/or to decide the appropriate form of distribution to be made pursuant to
the first sentence of Section 11(a)(iii) and to determine
the value thereof. In the event of any such suspension, the Company shall issue a public announcement stating that the exercisability of the Rights has been temporarily suspended, as well as a public announcement at such time as the
suspension is no longer in effect.  For purposes of this
Section 11(a)(iii), the value of the Common Stock shall be
the Current Market Price per share of the Common Stock on Flip-In Trigger Date and the per share or per unit value of any "common stock equivalent" shall be deemed to equal the Current Market Price per share of the Common Stock on such date. The Board of Directors may, but shall not be required
to, establish procedures to allocate the right to receive
Common Stock upon the exercise of the Rights among holders
of Rights pursuant to this Section 11(a)(iii).
	(b) In case the Company shall fix a record date for the issuance of rights (other than the Rights), options or warrants to all holders of Common Stock entitling them to subscribe for or purchase (for a period expiring within forty-five calendar days after such record date) Common
Stock, shares having the same rights, privileges and
preferences as the Common Stock ("equivalent common stock")
or securities convertible into Common Stock or equivalent
common stock at a price per share of Common Stock or
equivalent common stock (or having a conversion price per
share, if a security convertible into Common Stock or
equivalent common stock) less than the Current Market Price
per share of Common Stock on such record date, the Purchase Price to be in effect after such record date shall be determined by multiplying the Purchase Price in effect immediately prior to such record date by a fraction, the numerator of which shall be the number of shares of Common
Stock outstanding on such record date, plus the number of
shares of Common Stock which the aggregate offering price of the total number of shares of Common Stock and/or equivalent common stock (and/or the aggregate initial conversion price of the convertible securities so to be offered) would
purchase at such Current Market Price, and the denominator
of which shall be the number of shares of Common Stock outstanding on such record date, plus the number of additional shares of Common Stock and/or equivalent common
stock to be offered for subscription or purchase (or into
which the convertible securities so to be offered are
initially convertible).  In case such subscription price may be paid by delivery of consideration part or all of which
may be in a form other than cash, the value of such non-cash consideration shall be whose determination shall be described in a statement filed with the Rights Agent.
Shares of Common Stock owned by or held for the account of
the Company shall not be deemed outstanding for the purpose
of any such computation. Such adjustment shall be made successively whenever such a record date is fixed, and in the event that such rights or warrants are not so issued,
the Purchase Price shall be adjusted to be the Purchase
Price which would then be in effect if such record date had
not been fixed.
	(c)    In case the Company shall fix a record date for
a distribution to all holders of Common Stock (including any such distribution made in connection with a consolidation or merger in which the Company is the continuing corporation)
of evidences of indebtedness, cash, assets (other than a dividend payable in Common Stock, but including any dividend payable in stock other than Common Stock) or subscription rights or warrants (excluding those referred to in Section
11(b) hereof), the Purchase Price to be in effect after such record date shall be determined by multiplying the Purchase Price in effect immediately prior to such record date by a fraction, the numerator of which shall be the Current Market Price per share of Common Stock on such record date, less the fair market value (as determined in good faith by the
Board of Directors of the Company, whose determination shall be described in a statement filed with the Rights Agent) of
the portion of the cash, assets or evidences of indebtedness so to be distributed or of such subscription rights or
warrants applicable to a share of Common Stock and the denominator of which shall be such Current Market Price per share of Common Stock. Such adjustments shall be made successively whenever such a record date is fixed, and in the event that such distribution is not so made, the
Purchase Price shall be adjusted to be the Purchase Price
which would have been in effect if such record date had not
been fixed.
	(d)    For the purpose of any computation hereunder,
other than
computations made pursuant to Section 11(a)(iii) hereof, the "Current Market Price" per share of Common Stock on any date shall be deemed to be the average of the daily closing prices per share of the Common Stock for the thirty
consecutive Trading Days (as such term is hereinafter
defined) immediately prior to such date, and for purpose of computations made pursuant to Section 11(a)(iii) hereof, the "Current Market Price" per share of the Common Stock on any date shall be deemed to be the average of the daily closing prices per share of the Common Stock for the ten consecutive Trading Days immediately following such date; provided, however, that in the event that the Current Market Price per share of the Common Stock i determined during a period following the announcement by the issuer of the Common Stock of (i) any dividend or distribution on the Common Stock
(other than a regular quarterly cash dividend and other than the Rights), (ii) any subdivision, combination or reclassification of the Common Stock, and prior to the expiration of the requisite thirty Trading Day or ten
Trading Day period, as set forth above, after the ex-
dividend date for such dividend or distribution, or the
record date for such subdivision, combination or reclassification occurs, then, and in each such case, the Current Market Price shall be properly adjusted to take into account ex-dividend trading. The closing price for each day shall be the last sale price, regular way, or, in case no such sale takes place on such day, the average of the
closing bid and asked prices, regular way, in either case as reported in the principal consolidated transaction reporting system with respect to securities listed or admitted to trading on the New York Stock Exchange or, if the shares of Common Stock are not listed or admitted to trading on the
New York Stock Exchange, as reported in the principal consolidated transaction reporting system with respect to securities listed on the principal national securities exchange on which the shares of Common Stock are listed or admitted to trading or, if the shares of Common Stock are not listed or admitted to trading on any national securities exchange, the last quoted sale price or, if not so quoted, the average of the high bid and low asked prices in the over-the-counter market, as reported by NASDAQ or such other system then in use, or, if on any such date the shares of
Common Stock are not quoted by any suc organization, the
average of the closing bid and asked prices as furnished by
a professional market maker making a market in the Common
Stock selected by the Board of Directors of the Company.  If on any such date no market maker is making a market in the Common Stock, the fair value of such shares on such date as determined in good faith by the Board of Directors of the Company shall be used and shall be binding on the Rights
Agent. The term "Trading Day" shall mean a day on which the principal national securities exchange on which the shares of Common Stock are listed or admitted to trading is open
for the transaction of business or, if the shares of Common Stock are not listed or admitted to trading on any national securities exchange, a Business Day. If the Common Stock is not publicly held or not so listed or traded, "Current
Market Price" per share shall mean the fair value per share
as determined in good faith by the Board of Directors of the Company, whose determination shall be described in a statement filed with the Rights Agent and shall be
conclusive for all purposes.
	(e)    Anything herein to the contrary
notwithstanding, no adjustment in the Purchase Price shall
be required unless such adjustment would require an increase or decrease of at least one percent in the Purchase Price; provided, however, that any adjustments which by reason of this Section 11(e) are not required to be made shall be
carried forward and taken into account in any subsequent adjustment. All calculations under this Section 11 shall be made to the nearest cent or to the nearest ten-thousandth of a share, as the case may be. Notwithstanding the first
sentence of this Section 11(e), any adjustment required by
this Section 11 shall be made no later than the earlier of
(i) three years from the date of the transaction which
mandates such adjustment, or (ii) the Expiration Date. (f)
If as a result of an adjustment made pursuant to Section 11(a)(ii) or Section 13(a) hereof, the holder of any Right thereafter exercised shall become entitled to receive any shares of capital stock other than Common Stock, thereafter
the number of such other shares so receivable upon exercise
of any Right and the Purchase Price thereof shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to the shares of Common Stock contained in Section 11(a), (b), (c), (e), (g), (h), (i), (j), (k) and (m)
hereof, and the provisions of Sections 7, 9, 10, 13 and 14 hereof with respect to the Common Stock shall apply on like terms to any such other shares.
	(g) All Rights originally issued by the Company subsequent to any adjustment made to the Purchase Price hereunder shall evidence the right to purchase, at the adjusted Purchase Price, the number of shares of Common
Stock purchasable from time to time hereunder upon exercise
of the Rights, all subject to further adjustment as provided herein.
	(h) Unless the Company shall have exercised its election as provided in Section 11(i), upon each adjustment of the Purchase Price as a result of the calculations made
in Sections 11(b) and (c), each Right outstanding
immediately prior to the making of such adjustment shall thereafter evidence the right to purchase, at the adjusted Purchase Price, that number of shares of Common Stock (calculated to the nearest ten-thousandth) obtained by (i) multiplying (x) the number of shares covered by a Right immediately prior to this adjustment, by (y) the Purchase
Price in effect immediately prior to such adjustment of the Purchase Price, and (ii) dividing the product so obtained by the Purchase Price in effect immediately after such
adjustment of the Purchase Price.
	(i)    The Company may elect on or after the date of
any adjustment of the Purchase Price or any adjustment to
the number of shares of Common Stock for which a Right may
be exercised, to adjust the number of Rights, in lieu of any adjustment in the number of shares of Common Stock purchasable upon the exercise of a Right.  Each of the
Rights outstanding after the adjustment in the number of
Rights shall be exercisable for the number of shares of
Common Stock for which a Right was exercisable immediately
prior to such adjustment.  Each Right held of record prior
to such adjustment of the number of Rights shall become that number of Rights (calculated to the nearest ten-thousandth) obtained by dividing the Purchase Price in effect immediately prior to adjustment of the Purchase Price by the Purchase Price in effect immediately after adjustment of the Purchase Price. The Company shall make a public announcement of its election to adjust the number of Rights, indicating the record date for the adjustment, and, if known at the time, the amount of the adjustment to be made. This record date may be the date on which the Purchase Price is adjusted or any day thereafter, but, if the Right
Certificates have been issued, shall be at least ten days
later than the date of the public announcement. If Rights Certificates have been issued, upon each adjustment of the number of Rights pursuant to this Section 11(i), the Company shall, as promptly as practicable, cause to be distributed to holders of record of Rights Certificates on such record
date Rights Certificates evidencing, subject to Section 14 hereof, the additional Rights to which such holders shall be entitled as a result of such adjustment, or, at the option of the Company, shall cause to be distributed to such
holders of record in substitution and replacement for the
Rights Certificates held by such holders prior to the date
of adjustment, and upon surrender thereof, if required by
the Company, new Rights Certificates evidencing all the
Rights to which such holders shall be entitled after such adjustment. Rights Certificates so to be distributed shall be issued, executed and countersigned in the manner provided for herein (and may bear, at the option of the Company, the adjusted Purchase Price) and shall be registered in the names of the holders of record of Rights Certificates on the record date specified in the public announcement.
	(j) Irrespective of any adjustment or change in the Purchase Price or the number of shares of Common Stock issuable upon the exercise of the Rights, the Rights Certificates theretofore and thereafter issued may continue to express the Purchase Price per share and the number of
shares which were expressed in the initial Rights
Certificates issued hereunder.
	(k) In the event that shares of Common Stock have hereafter par value, then, before taking any action that would cause an adjustment reducing the Purchase Price below
the then par value of the shares of Common Stock issuable
upon exercise of the Rights, the Company shall take any corporate action, including using its best efforts to obtain any required shareholder approvals, which may, in the
opinion of its counsel, be necessary in order that the
Company may validly and legally issue fully paid and nonassessable shares of Common Stock at such adjusted
Purchase Price.
	(l) In any case in which this Section 11 shall require that an for a specified event, the Company may elect to defer until the occurrence of such event the issuance to
the holder of any Right exercised after such record date the shares of Common Stock and other capital stock or securities of the Company, if any, issuable upon such exercise over and above the shares of Common Stock and other capital stock or securities of the Company, if any, issuable upon such exercise on the basis of the Purchase Price in effect prior
to such adjustment; provided, however, that the Company
shall deliver to such holder a due bill or other appropriate instrument evidencing such holder's right to receive such additional shares of Common Stock and other capital stock or securities upon the occurrence of the event requiring such adjustment.
	(m) Anything in this Section 11 to the contrary notwithstanding, the Company shall be entitled to make such reductions in the Purchase Price, in addition to those adjustments expressly required by this Section 11, as and to the extent that in their good faith judgment the Board of Directors of the Company shall determine to be advisable in order that any (i) consolidation or subdivision of the
Common Stock, (ii) issuance for cash of any shares of Common Stock at less than the current market price, (iii) issuance for cash of shares of Common Stock or securities which by
their terms are convertible into or exchangeable for shares
of Common Stock, (iv) stock dividends or (v) issuance of
rights. options or warrants referred to in this Section 11, hereafter made by the Company to holders of its Common Stock shall not be taxable to such shareholders.
	(n) The Company covenants and agrees that it shall not, at any time after the First Distribution Date, (i) consolidate with any other Person (other than a Subsidiary of the Company), (ii) merge with or into any other Person
(other than a Subsidiary of the Company), or (iii) sell or transfer (or permit any Subsidiary to sell or transfer), in one transaction or a series of related transactions, assets
or earning power aggregating more than 50% of the assets or earning power of the Company and its Subsidiaries (taken as a whole) to, any other Person or Persons (other than the
Company and/or any of its Subsidiaries), if (x) at the time
of or immediately after such consolidation, merger or sale
there are any charter or bylaw provisions of any rights, warrants or other instruments securities outstanding or agreements in effect which substantially diminish or otherwise eliminate the benefits intended to be afforded by
the Rights or (y) prior to, simultaneously with or
immediately after such consolidation, merger or sale, the shareholders of the Person who constitutes, or would constitute, the "Principal Party" for purposes of Section
13(a) hereof shall have received a distribution of Rights previously owned by such Person or any of its Affiliates and Associates. The Company shall not consummate any such consolidation, merger or sale unless prior thereto the
Company and such other Person shall have executed and
delivered to the Rights Agent a supplemental agreement evidencing compliance with this subsection.
	(o)    The Company covenants and agrees that, after
the First Distribution Date, it will not, except as
permitted by Section 23, Section 24 or Section 27 hereof,
take (or permit any Subsidiary to take) any action if at the time such action is taken it is reasonably foreseeable that such action will diminish substantially or eliminate the benefits intended to be afforded by the Rights.
12.    Certification of Adjustments.
Whenever an adjustment is made as provided in Sections 11
and 13 hereof, the Company shall (a) promptly prepare a certificate signed by the President or any Vice President and by the Treasurer or any Assistant Treasurer or the
Secretary or any Assistant Secretary of the Company setting forth such adjustment and a brief statement of the facts giving rise to such adjustment, (b) promptly file with the Rights Agent and with each transfer agent for the Common
Stock a copy of such certificate and (c) mail a brief
summary thereof to each holder of a Right Certificate (or,
if prior to the Distribution Date, to each holder
 Section 26 hereof.  Notwithstanding the foregoing sentence, the failure of the Company to give such notice shall not
affect the validity of or the force or effect of or the requirement for such adjustment. The Rights Agent shall be fully protected in relying on any certificate prepared by the Company pursuant to Sections 11 and 13 and on any
adjustment therein contained and shall not be deemed to have knowledge of any such adjustment unless and until it shall have received such certificate. Any adjustment to be made pursuant to Sections 11 and 13 of this Rights Agreement shall be effective as of the date of the event giving rise
to such adjustment.
13.     Consolidation, Merger or Sale or Transfer of Assets
or Earning Power.
	(a) In the event that, at any time on or after the First Distribution Date, directly or indirectly, (x) the
Company shall consolidate with, or merge with and into, any other Person or Persons and the Company shall not be the surviving or continuing corporation of such consolidation or merger, or (y) any Person or Persons shall consolidate with, or merge with and into, the Company, and the Company shall
be the continuing or surviving corporation of such
consolidation or merger and, in connection with such consolidation or merger, all or part of the outstanding shares of Common Stock shall be changed into or exchanged
for stock or other securities of any other Person or of the Company or each or any other property (other than in the case of the transactions described in subparagraphs (x) or
(y), a merger or consolidation which would result in all of
the Voting Power represented by the securities of the
Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into securities of the surviving entity) all of
the Voting Power represented by the securities of the
Company or such surviving entity outstanding immediately
after such merger or consolidation and the holders of such securities not having changed as a result of such transactions), or (z) the Company or one or more of its Subsidiaries shall sell, mortgage or otherwise transfer to any other Person or any Affiliate or Associate of such
Person, in one transaction, or a series of related
transactions, assets or earning power aggregating more than
50% of the assets or earning power of the Company and its Subsidiaries (taken as a whole), then, on the first occurrence of any such event, proper provision shall be made so that (i) each holder of record of a Right shall
thereafter have the right to receive, upon exercise thereof
and payment of an amount equal to the product of the then current Purchase Price per share and the then number of shares of Common Stock for which a Right was exercisable immediately prior to the first occurrence of a Flip-Over
Event (or, if a Flip-In Event hereof has occurred prior to
the first occurrence of a Flip-Over Event, multiplying the Purchase Price per share in effect immediately prior to the first occurrence of a Flip-In Event by the number of shares of Common Stock for which a Right was exercisable
immediately prior to such first occurrence of a Flip-In
Event) (the "Flip-Over Exercise Payment") and the exercise
of a Right in accordance with the terms of this Rights Agreement, such number of shares of validly issued, fully paid and nonassessable and freely tradeable Common Stock of
the Principal Party (as defined herein) not subject to any liens, encumbrances, rights of first refusal or other adverse claims, as shall be equal to the result obtained by dividing the Flip-Over Exercise Payment by 50% of the
Current Market Price (determined as provided in Section
11(d) hereof with respect to the Common Stock) per share of
the Common Stock of such Principal Party on the date of consummation of such Flip Over Event (or the fair market value on such date of other securities or property of the Principal Party, as provided for herein); provided that the Purchase Price per share and the number of shares of Common Stock of such Principal Party issuable upon exercise of each Right shall be further adjusted as provided in this
Agreement to reflect any events occurring after the date of
the first occurrence of Flip-Over Event; (ii) such Principal Party shall thereafter be liable for, and shall assume, by virtue of such Flip-Over Event, all the obligations and duties of the Company pursuant to this Rights Agreement;
(iii) the term "Company" for all purposes of this Rights Agreement shall thereafter be deemed to refer to such
Principal Party, it being specifically intended that the provisions of Section 11 hereof shall only apply to such Principal Party following the first occurrence of a Flip-
Over Event; and (iv) such Principal Party shall take such
steps (including, but not limited to, the reservation of a sufficient number of shares of its Common Stock in accordance with Section 9 hereof) in connection with the consummation of any such transaction as may be necessary to assure that the provisions hereof shall thereafter be applicable, as nearly as reasonably may be, in relation to its shares of Common Stock thereafter deliverable upon the exercise of the Rights; provided, however, that, upon the subsequent occurrence of any merger, consolidation, sale of all or substantially all assets, recapitalization, reclassification of shares, reorganization or other extraordinary transaction in respect of such Principal
Party, each holder of a Right shall thereupon be entitled to receive, upon exercise of a Right and payment of the
Purchase Price, such cash, shares, rights, warrants and
other property which such holder would have been entitled to receive had he, at the time of such transaction, owned the shares of Common Stock of the Principal Party purchasable upon the exercise of a Right, and such Principal Party shall take such steps (including, but not limited to, reservation of shares of stock) as may necessary to permit the
subsequent exercise of the Rights in accordance with the
terms hereof for such cash, shares, rights, warrants and
other property.
	(b)     "Principal Party" shall mean (i)   in the case
of any transaction described in (x) or (y) of the first
sentence of Section 13(a) hereof; (A) the Person that is the issuer of the securities into which shares of Common Stock of the Company are converted in such merger or
consolidation, or, if there is more than one such issuer,
the issuer the Common Stock of which has the greatest market value or (B) if no securities are so issued, (x) the Person that is the other party to the merger or consolidation and
that survives said merger or consolidation, or, if there is
more than one such Person, the Person the Common Stock of
which has the greatest market value or (y) if the Person
that is the other party to the merger or consolidation does
not survive the merger or consolidation, the Person that
does survive the merger or consolidation (including the
Company if it survives); and
		(ii)  in the case of any transaction described
in (z) of the first sentence in Section 13(a) hereof, the
Person that is the party receiving the greatest portion of
the assets or earning power transferred pursuant to such transaction or transactions, or, if each Person that is a party to such transaction or transactions receives the same portion of the assets or earning power so transferred or if the Person receiving the greatest portion of the assets or earning power cannot be determined, whichever of such
Persons as is the issuer of Common Stock having the greatest market value of shares outstanding; provided, however, that in any such case described in the foregoing (b)(i) or
(b)(ii), if the Common Stock of such Person is not at such
time and has not been continuously over the preceding 12-
month period registered under Section 12 of the Exchange
Act, and such Person is a direct or indirect Subsidiary of another Person the Common Stock of which is and has been so registered, the term "Principal Party" shall refer to such other Person, or if such Person is a Subsidiary, directly or indirectly, of more than one Person, the Common Stocks of all of which are and have been so registered, the term "Principal Party" shall refer to whichever of such Persons is the issuer of the Common Stock having the greatest market value of shares outstanding.
	(c)     The Company shall not consummate any
consolidation, merger, sale or transfer referred to in
Section 13(a) unless prior thereto the Company and the
Principal Party involved therein shall have executed and delivered to the Rights Agent an agreement confirming that the requirements of Sections 13(a) and (b) hereof shall
promptly be performed in accordance with their terms and
that such consolidation, merger, sale or transfer of assets shall not result in a default by the Principal Party under this Rights Agreement as the same shall have been assumed by the Principal Party pursuant to Sections 13(a) and (b)
hereof and further providing that, as soon as practicable
after executing such agreement pursuant to this Section 13,
the Principal Party at its own expense shall: (i)   prepare
and file a registration statement under the Securities Act,
if necessary, with respect to the Rights and the securities purchasable upon exercise of the Rights on an appropriate form, use its best efforts to cause such registration
statement to become effective as soon as practicable after
such filing and use its best efforts to cause such
registration statement to remain effective (with a
prospectus at all times meeting the requirements of the Act) until the date of expiration of the Rights, and similarly comply with applicable state securities laws;
		(ii)  use its best efforts, if the Common Stock
of the Principal Party shall become listed on a national securities exchange, to list (or continue the listing of)
the Rights and the securities purchasable upon exercise of
the Rights on such securities exchange and, if the Common
Stock of the Principal Party shall not be listed on a
national securities exchange, to cause the Rights and the securities purchased upon exercise of the Rights to be reported by NASDAQ or such other system then in use;
		(iii) deliver to holders of the Rights
historical financial statements for the Principal Party
which comply in all respects with the requirements for registration on Form 10 (or any successor form) under the Exchange Act; and
		(iv)  obtain waivers of any rights of first
refusal or preemptive rights in respect of the shares of
Common Stock of the Principal Party subject to purchase upon exercise of outstanding Rights. In the event that any of the transactions described in Section 13(a) hereof shall occur at any time after the occurrence of a transaction described
in Section 11(a)(ii) hereof, the Rights which have not theretofore been exercised shall thereafter be exercisable in the manner described in Section 13(a). The provisions of this Section 13 shall similarly apply to all successive Flip-Over Events.
	(d) Furthermore, in case the Principal Party which is to be a party to a transaction referred to in this
Section 13 has a provision in any of its authorized
securities or in its Certificate of Incorporation or By-laws or other instrument governing its corporate affairs, which provision would have the effect of (i) causing such
Principal Party to issue, in connection with, or as a consequence of, the consummation of a transaction referred to in this Section 13, shares of Common Stock of such
Principal Party at less than the then Current Market Price
per share (determined pursuant to Section 11(d) hereof) or securities exercisable for, or convertible into, Common
Stock of such Principal Party at less than such then current market price (other than to holders of Rights pursuant to this Section 13) or (ii) providing for any special payment,
tax or similar provisions in connection with the issuance of the Common Stock of such Principal Party pursuant to the provisions of Section 13; then, in such event, the Company hereby agrees with each holder of Rights that it shall not consummate any such transaction unless prior thereto the
Company and such Principal Party shall have executed and delivered to the Rights Agent a supplemental agreement providing that the provision in question of such Principal
Party shall have been canceled, waived or amended, or that
the authorized securities shall be redeemed, so that the applicable provision will have no effect in connection with, or as a consequence of, the consummation of the proposed
transaction.
	(e)    Notwithstanding anything in this Agreement to
the contrary, Section 13 shall not be applicable to a Flip-
Over Event of the type described in subparagraphs (x) or (y)
of Section 13(a) if (i) such transaction is consummated with a Person or Persons (or a wholly owned subsidiary of any
such Person) who acquired shares of Common Stock pursuant to a Permitted Offer, (ii) the price per share of Common Stock offered in such transaction is not less than the price per share of Common Stock paid to all holders of Common Stock
whose shares were purchased pursuant to such Permitted Offer and (iii) the form of consideration being offered to the remaining holders of Common Stock pursuant to such transaction is the same as the form of consideration paid pursuant to such Permitted Offer. Upon consummation of any such transaction contemplated by this subsection (e), all
Rights hereunder shall expire.
14.    Fractional Rights and Fractional Shares.
	(a) The Company shall not be required to issue fractions of Rights or to distribute Right Certificates which evidence fractional Rights.  In lieu of such
fractional Rights, there shall be paid to the holders of
record of the Right Certificates with regard to which such fractional Rights would otherwise be issuable, an amount in cash equal to the same fraction of the then current market
value of a whole Right.  For the purposes of this Section
14(a), the then current market value of a Right shall be determined in the same manner as the Current Market Price of a share of Common Stock shall be determined pursuant to
Section 11(d) hereof.
	(b) The Company shall not be required to issue fractions of shares of Common Stock upon exercise of the
Rights or to distribute certificates which evidence
fractional shares.  In lieu of issuing fractions of shares
of Common Stock, there shall be paid to the holders of
record of Right Certificates at the time such Right
Certificates are exercised as herein provided an amount in
cash equal to the same fraction of the then current market
value of a share of Common Stock.  For purposes of this
Section 14(b), the then current market value of a share of Common Stock shall be the Current Market Price thereof as determined pursuant to Section 11(d) hereof.
	(c) The holder of a Right by the acceptance of a Right expressly waives his right to receive any fractional
Right or any fractional shares upon exercise of a Right.
15.     Rights of Action.  All rights of action in respect
of this Agreement, other than any rights of action vested in the Rights Agent pursuant to Sections 18 and 20 below, are vested in the respective holders of record of the Right Certificates (and, prior to the Distribution Date, the holders of record of the Common Stock); and any holder of
record of any Right Certificate (or, prior to the
Distribution Date, of the Common Stock), without the consent of the Rights Agent or of the holder of any other Right Certificate (or, prior to the Distribution Date, of the
Common Stock), may, in his own behalf and for his own
benefit, enforce, and may institute and maintain any suit, action or proceeding against the Company or any other Person to enforce, or otherwise act in respect of, his right to exercise the rights evidenced by such Right Certificate in the manner provided in such Right Certificate and in this Agreement. Without limiting the foregoing or any remedies available to the holders of Rights, it is specifically acknowledged that the holders of Rights would not have an adequate remedy at law for any breach of this Agreement and, accordingly, that they will be entitled to specific performance of the obligations under, and injunctive relief against actual or threatened violations of, the obligations of any Person subject to this Agreement. Holders of Rights shall be entitled to recover the reasonable costs and expenses, including attorneys' fees, incurred by them in any action to enforce the provisions of this Agreement.
16.     Agreement of Right Holders.  Every holder of a Right
by accepting the same consents and agrees with the Company
and the Rights Agent and with every other holder of a Right
that:
	(a) prior to the Distribution Date, the Rights will not be evidenced by a Right Certificate and will be transferable only in connection with the transfer of Common
Stock;
	(b) after the Distribution Date, the Right Certificates will be transferable only on the registry books of the Rights Agent if surrendered at the principal office
of the Rights Agent, duly endorsed or accompanied by a
proper instrument of transfer;
	(c) the Company and the Rights Agent may deem and treat the person in whose name the Right Certificate or, if prior to the Distribution Date, the associated Common Stock certificate, is registered as the absolute owner thereof and of the Rights evidenced thereby (notwithstanding any
notations of ownership or writing on the Right Certificate
or the associated Common Stock certificate made by anyone
other than the Company or the Rights Agent or the transfer
agent of the Common Stock) for all purposes whatsoever, and neither the Company nor the Rights Agent shall be affected by any notice to the contrary; and
	(d)    notwithstanding anything in this Agreement to
the contrary, neither the Company nor the Rights Agent shall have any liability to any holder of a Right or other Person as a result of its inability to perform any of its
obligations under this Agreement by reason of any
preliminary or permanent injunction or other order, decree
or ruling issued by a court of competent jurisdiction or by
a governmental, regulatory or administrative agency or commission, or any statute, rule, regulation or executive order promulgated or enacted by any governmental authority, prohibiting or otherwise restraining performance of such obligation; provided, however, the Company must use its best efforts to have any such order, decree or ruling lifted or otherwise overturned as soon as
possible.
17.     Right Certificate Holder Not Deemed a Shareholder.
No holder of a Right, as such, shall be entitled to vote, receive dividends in respect of or be deemed for any purpose to be the holder of Common Stock or any other securities of
the Company which may at any time be issuable upon the
exercise of the Rights, nor shall anything contained herein
or in any Right Certificate be construed to confer upon the holder of any Right Certificate, as such, any of the rights of a shareholder of the Company or any right to vote in the election of directors or upon any matter submitted to shareholders at any meeting thereof, or to give or withhold consent to any corporate action, or to receive notice of meetings or other actions affecting shareholders (except as provided in Section 25 hereof), or to receive dividends or subscription rights in respect of any such stock or securities, or otherwise, until the Right or Rights
evidenced by such Right Certificate shall have been
exercised in accordance with the provisions hereof.
18.     Concerning the Rights Agent.
	(a) The Company agrees to pay to the Rights Agent reasonable compensation for all services rendered by it hereunder and, from time to time, on demand of the Rights
Agent, its reasonable expenses and counsel fees and other disbursements incurred in the administration and execution of this Rights Agreement and the exercise and performance of its duties hereunder.  The Company also agrees to indemnify
the Rights Agent for, and to hold it harmless against, any
loss, liability or expense incurred without gross
negligence, bad faith or willful misconduct on the part of
the Rights Agent for anything done or omitted to be done by
the Rights Agent in connection with the acceptance and administration of this Rights Agreement, including the cost and expenses of defending against any claim of liability in
the premises.  The indemnity provided herein shall survive
the expiration of the Rights and the termination of this
Rights Agreement. (b)    The Rights Agent shall be protected
and shall incur no liability for or in respect of any action taken, suffered or omitted by it in connection with its administration of this Rights Agreement in reliance upon any Right Certificate, certificate for Common Stock or other securities of the Company, instrument of assignment or transfer, power of attorney, endorsement, affidavit, letter, notice, direction, consent, certificate, statement or other paper or document believed by it to be genuine and to be signed, executed and, where necessary, guaranteed, verified
or acknowledged, by the proper Person or Persons.
19.     Merger or Consolidation or Changed Name of Rights
Agent.
	(a) Any corporation into which the Rights Agent or any successor Rights Agent may be merged or with which it may be consolidated, or any corporation resulting from any merger or consolidation to which the Rights Agent or any successor Rights Agent shall be a party, or any corporation succeeding to the corporate trust or stock transfer business of the Rights Agent or any successor Rights Agent, shall be
the successor to the Rights Agent under this Rights
Agreement without the execution or filing of any paper or
any further act on the part of any of the parties hereto, provided that such corporation would be eligible for appointment as a successor Rights Agent under the provisions of Section 21 hereof.  In case at the time such successor
Rights Agent shall succeed to the agency created by this
Rights Agreement, any of the Right Certificates shall have
been countersigned but not delivered, any such successor
Rights Agent may adopt the countersignature of the
predecessor Rights Agent and deliver such Right Certificates so countersigned; and in case at that time any of the Right Certificates shall not have been countersigned, any successor Rights Agent may countersign such Right
Certificates either in the name of the predecessor Rights
Agent or in the name of the successor Rights Agent; and in
all such cases such Right Certificates shall have the full
force provided in the Right Certificates and in this Rights
Agreement.
	(b)    In case at any time the name of the Rights
Agent shall be changed and at such time any of the Right Certificates shall have been countersigned but not delivered, the Rights Agent may adopt the countersignature
under its prior name and deliver such Right Certificates so countersigned; and in case at that time any of the Right Certificates shall not have been countersigned, the Rights
Agent may countersign such Right Certificates either in its prior name or in its changed name; and in all such cases such Right Certificate shall have the full force provided in the Right Certificates and in this Rights Agreement.
20.    Duties of Rights Agent.  The Rights Agent undertakes
the duties and obligations imposed by this Rights Agreement
upon the following terms and conditions, by all of which the Company and the holders of Right Certificates, by their acceptance thereof, shall be bound:
	(a) The Rights Agent may consult with legal counsel (who may be legal counsel for the Company), and the opinion of such counsel shall be full and complete authorization and protection to the Rights Agent as to any action taken or omitted to be taken by it in good faith and in accordance
with such opinion.
	(b) Whenever in the performance of its duties under this Rights Agreement the Rights Agent shall deem it necessary or desirable that any fact or matter (including, without limitation, the identity of any Acquiring Person) be proved or established by the Company prior to taking or suffering any action hereunder, such fact or matter (unless other evidence in respect thereof be herein specifically prescribed) may be deemed to be conclusively proved and established by certificate signed by the President or any
Vice President and by the Treasurer or any Assistant
Treasurer or the Secretary or any Assistant Secretary of the Company and delivered to the Rights Agent; and such certificate shall be full authorization to the Rights Agent
for any action taken or suffered in good faith by it under
the provisions
of this Rights Agreement in reliance upon such certificate.
	(c) The Rights Agent shall be liable hereunder only for its own gross negligence, bad faith or willful misconduct.
	(d) The Rights Agent shall not be liable for or by reason of any of the statements of fact or recitals contained in this Rights Agreement or in the Right
Certificates (except its countersignature thereof) or be required to verify the same, but all such statements and recitals are and shall be deemed to have been made by the Company only.
	(e) The Rights Agent shall not be under any responsibility in respect of the validity of this Rights Agreement or the execution and delivery hereof (except the due execution hereof by the Rights Agent) or in respect of
the validity or execution of any Right Certificate (except
its countersignature thereof); nor shall it be responsible
for any breach by the Company of any covenant or condition contained in this Rights Agreement or in any Right
Certificate; nor shall it be responsible for any adjustment required under the provisions of Sections 11, 13, 23 or 24 hereof or responsible for the manner, method or amount of any such adjustment or the ascertaining of the existence of facts that would require any such adjustment (except with respect to the exercise of Rights evidenced by Right Certificates after receipt of Certificate furnished pursuant to Section 12 describing any such adjustment); nor shall it
by any act hereunder be deemed to make any representation or warranty as to the authorization or reservation of any shares of Common Stock to be issued pursuant to this Rights Agreement or any Right Certificate or as to whether any shares of Common Stock will, when issued, be validly
authorized and issued, fully paid and nonassessable.
	(f)    The Company agrees that it will perform,
execute, acknowledge and deliver or cause to be performed, executed, acknowledged and delivered all such further and other acts, instruments and assurances as may reasonably be required by the Rights Agent for the carrying out or performing by the Rights Agent of the provisions of this
Rights Agreement.
	(g) The Rights Agent is hereby authorized and directed to accept instructions with respect to the performance of its duties hereunder from the Chairman of the Board, the President or any Vice President or the Secretary
or any Assistant Secretary or the Treasurer or any Assistant Treasurer of the Company, and to apply to such officers for advice or instructions in connection with its duties, and it shall not be liable for any action taken or suffered to be taken by it in good faith in accordance with instructions of any such officer. Any application by the Rights Agent for written instructions from the Company may, at the option of the Rights Agent, set forth in writing any action proposed
to be taken or omitted by the Rights Agent under this Rights Agreement and the date on and/or after which such action shall be taken or such omission shall be effective.  Subject to Section 20(c) hereof, the Rights Agent shall not be
liable for any action taken by, or omission of, the Rights
Agent in accordance with a proposal included in any such application on or after the date specified in such application (which date shall not be less than five Business Days after the date any officer of the Company actually receives such application, unless any such officer shall
have consented in writing to an earlier date) unless, prior
to taking any such action (or the effective date in the case of an omission), the Rights Agent shall have received
written instructions in response to such application
specifying the action to be taken or omitted.
	(h) The Rights Agent and any shareholder, director, officer or employee of the Rights Agent may buy, sell or deal in any of the Rights or other securities of the Company or become pecuniarily interested in any transaction in which the Company may be interested, or contract with or lend
money to the Company or otherwise act as fully and freely as though it were not the Rights Agent under this Rights
Agreement.  Nothing herein shall preclude the Rights Agent
from acting in any other capacity for the Company or for any other entity.
	(i)    The Rights Agent may execute and exercise any
of the rights or powers hereby vested in it or perform any
duty hereunder either itself or by or through its attorneys
or agents, and the Rights Agent shall not be answerable or accountable for any act, default, neglect or misconduct of any such attorneys or agents or for any loss to the Company resulting from any such act, default, neglect or misconduct, provided reasonable care was exercised in the selection and continued employment thereof.
	(j)    No provision of this Agreement shall require
the Rights Agent to expend or risk its own funds or
otherwise incur any financial liability in the rights if
there shall be reasonable grounds for believing that
repayment of such funds or adequate indemnification against
such risk or liability is not reasonably assured to it.
	(k) If, with respect to any Rights Certificate surrendered to the Rights Agent for exercise or transfer, the certificate contained in the form of assignment or the
form of election to purchase set forth on the reverse
thereof, as the case may be, has either not been completed
or indicates an affirmative response to clause 1 and/or 2 thereof, the Rights Agent shall not take any further action with respect to such requested exercise of transfer without first consulting with the Company.
21. Change of Rights Agent. The Rights Agent or any successor Rights Agent may resign and be discharged from its duties under this Rights Agreement upon 30 days notice in writing, or such earlier period as shall be agreed to in writing, mailed to the Company and to each transfer agent of the Common Stock by registered or certified mail, and to the holders of the Right Certificates by first-class mail. The Company may remove the Rights Agent or any successor Rights Agent (with or without cause) upon 30 days notice in writing, or such earlier period as shall be agreed to in writing, mailed to the Rights Agent or successor Rights
Agent, as the case may be, and to each transfer agent of the Common Stock by registered or certified mail, and to the holders of the Right Certificates by first-class mail.  If
the Rights Agent shall resign or be removed or shall
otherwise become incapable of acting, the Company shall
appoint a successor to the Rights Agent.  Notwithstanding
the foregoing provisions of this Section 21, in no event
shall the resignation or removal of a Rights Agent be
effective until a successor Rights Agent shall have been appointed and have accepted such appointment. If the
Company shall fail to make such appointment within a period
of 30 days after such removal or after it has been notified
in writing of such resignation or incapacity by the
resigning or incapacitated Rights Agent or by the holder of
a Right Certificate (who shall, with such notice, submit his Right Certificate for inspection by the Company), then the incumbent Rights Agent or the holder of record of any Right Certificate may apply to any court of competent jurisdiction for the appointment of a new Rights Agent.  Any successor
Rights Agent, whether appointed by the Company or by such a court, shall be (a) a corporation organized and doing business under the laws of the United States or any State thereof, in good standing, which is authorized under such laws to exercise corporate trust or stock transfer powers
and is subject to supervision or examination by federal or
state authority and which has at the time of its appointment as Rights Agent a combined capital and surplus of at least $50,000,000 or (b) an Affiliate controlled by a corporation described in clause (a) of this sentence. After appointment, the successor Rights Agent shall be vested with the same powers, rights, duties and responsibilities as if
it had been originally named as Rights Agent without further act or deed; but the predecessor Rights Agent shall deliver
and transfer to the successor Rights Agent any property at
the time held by it hereunder, and execute and deliver any further assurance, conveyance, act or deed necessary for the purpose. Not later than the effective date of any such appointment the Company shall file notice thereof in writing with the predecessor Rights Agent and each transfer agent of the Common Stock, and mail a notice thereof in writing to
the registered holders of the Right Certificates.  Failure
to give any notice provided for in this Section 21, however, or any defect therein, shall not affect the legality or
validity of the resignation or removal of the Rights Agent
or the appointment of the successor Rights Agent, as the
case may be.
22.     Issuance of New Right Certificates.
Notwithstanding any of the provisions of this Rights
Agreement or of the Rights to the contrary, the Company may, at its option, issue new Right Certificates evidencing
Rights in such form as may be approved by its Board of
Directors to reflect any adjustment or change in the
purchase price per share and the number or kind or class of shares of stock or other securities or property purchasable under the Right Certificates made in accordance with the provisions of this Rights Agreement. In addition, in connection with the issuance or sale of shares of Common
Stock following the Distribution Date and prior to the redemption or expiration of the Rights, the Company (a)
shall, with respect to shares of Common Stock so issued or
sold pursuant to the exercise of stock options or under any employee plan or arrangement, or upon the exercise, conversion or exchange of securities hereinafter issued by
the Company, and (b) may, in any other case, if deemed
necessary or appropriate by the Board of Directors of the Company, issue Right Certificates representing the appropriate number of Rights in connection with such
issuance or sale; provided, however, that (i) no such Right Certificate shall be issued if, and to the extent that, the Company shall be advised by counsel that such issuance would create a significant risk of material adverse tax consequences to the Company or the Person to whom such Right Certificate would be issued, and (ii) no such Right
Certificate shall be issued, if, and to the extent that, appropriate adjustment shall otherwise have been made in lieu of the issuance thereof.
23.     Redemption.
	(a)    (i)   The Board of Directors of the Company
may, at its option, at any time prior to the earlier of (x)
the occurrence of a Stock Acquisition Date or (y) the Close
of Business on the Final Expiration Date, redeem all but not less than all the then outstanding Rights at a redemption price of $.01 per Right, as such amount may be appropriately adjusted to reflect any stock split, stock dividend or similar transaction occurring after the date hereof (such redemption price being hereinafter referred to as the "Redemption Price").
		(ii)  Notwithstanding anything contained in this
Agreement to the contrary, the Board of Directors of the
Company may redeem all but not less than all of the then outstanding Rights at the Redemption Price following the occurrence of a Stock Acquisition Date but prior to any Flip-Over Event in connection with a Flip-Over Event in which all holders of Common Stock are treated alike and not involving (other than as a holder of Common Stock being treated like all other such holders) an Acquiring Person or
an Affiliate or Associate of an Acquiring Person or any
other Person in which such Acquiring Person, Affiliate or Associate has an interest, or any other Person or Persons acting directly or indirectly on behalf of or in association with any such Acquiring Person, Affiliate or Associate.
	(b) Immediately upon the action of the Board of Directors of the Company ordering the redemption of the
Rights (the date of such action being the Redemption Date),
and without any further action and without any notice, the
right to exercise the Rights will terminate and the only
right thereafter of the holders of Rights shall be to
receive the Redemption Price, without any interest thereon. Within 10 days after the Redemption Date, the Company shall give notice of such redemption to the Rights Agent and the holders of the then outstanding Rights by mailing such notice to all such holders at their last addresses as they appear upon the registry books of the Rights Agent or, prior to the Distribution Date, on the registry books of the
transfer agent(s) of the Common Stock. Any notice which is mailed in the manner herein provided shall be deemed given, whether or not the holder receives the notice. Each such notice of redemption will state the method by which the
payment of the Redemption Price will be made.  The failure
to give notice required by this Section 23(b) or any defect therein shall not affect the legality or validity of the action taken by the Company.
	(c)     In the case of a redemption permitted under
Section 23(a), the Company may, at its option, discharge all of its obligations with respect to the Rights by (i) issuing a press release announcing the manner of redemption of the Rights and (ii) mailing payment of the Redemption Price to the registered holders of the Rights at their last addresses as they appear on the registry books of the Rights Agent or, prior to the Distribution Date, on the registry books of the transfer agent(s) of the Common Stock, and upon such action, all outstanding Right Certificates shall be null and void without any further action by the Company.
24.     Exchange of Rights for Common Stock.
	(a) The Board of Directors of the Company may, at its option, at any time after the occurrence of a Flip-In
Event, exchange all or part of the then outstanding and exercisable Rights (which shall not include Rights that do not receive adjustments upon the occurrence of a Flip-In
Event) for shares of Common Stock at an exchange ratio of
one share of Common Stock per Right, appropriately adjusted
to reflect any stock split, stock dividend or similar transaction occurring after the date hereof (such exchange ratio being hereinafter referred to as the "Exchange
Ratio").
	(b) Immediately upon the action of the Board of Directors of the Company ordering the exchange of any Rights pursuant to subsection (a) of this Section 24 and without any further action and without any notice, the right to
exercise such Rights shall terminate and the only right thereafter of a holder of such Rights shall be to receive that number of shares of Common Stock equal to the number of such Rights held by such holder multiplied by the Exchange Ratio. The Company shall promptly give public notice of any such exchange; provided, however, that the failure to give, or any defect in, such notice shall not affect the validity
of such exchange.  The Company promptly shall mail a notice
of any such exchange to all of the holders of such Rights at their last addresses as they appear upon the registry books of the Rights Agent.  Any notice which is mailed in the
manner herein provided shall be deemed given, whether or not the holder receives the notice.  Each such notice of
exchange will state the method by which the exchange of the shares of Common Stock for Rights will be effected and, in the event of any partial exchange, the number of Rights
which will be exchanged.  Any partial exchange shall be
effected pro rata based on the number of Rights (other than Rights which do not receive adjustments upon the occurrence of a Flip-In Event) held by each holder of Rights.
	(c) In the event that there shall not be sufficient shares of Common Stock issued but not outstanding or authorized but unissued to permit any exchange of Rights as contemplated in accordance with this Section 24, the Company shall take all such action as may be necessary to authorize additional shares of Common Stock for issuance upon exchange of the Rights.
	(d) The Company shall not be required to issue fractions of shares of Common Stock or to distribute certificates which evidence fractional shares of Common
Stock.  In lieu of such fractional shares of Common Stock,
the Company shall pay to the registered holders of the Right Certificates with regard to which such fractional shares of Common Stock would otherwise be issuable an amount in cash equal to the same fraction of the current market value of a whole share of Common Stock. For the purposes of this paragraph (d), the current market value of a whole share of Common Stock shall be the Current Market Price of a share of Common Stock (as defined in Section 11(d) hereof for the purposes of computations made other than pursuant to Section 11(a)(iii)) for the Trading Day immediately prior to the date of exchange pursuant to this Section 24.
25.     Notice of Proposed Actions.
	(a)    In case the Company, after the Distribution
Date, shall propose (i) to effect any of the transactions referred to in Section 11(a)(i) or to pay any dividend to the holders of record of its Common Stock payable in stock
of any class or to make any other distribution to the
holders of record of its Common Stock (other than a regular periodic cash dividend), or (ii) to offer to the holders of record of its Common Stock or options, warrants, or other rights to subscribe for or to purchase shares of Common
Stock (including any security convertible into or
exchangeable for Common Stock) or shares of stock of any
class or any other securities, options, warrants,
convertible or exchangeable securities or other rights, or
(iii) to effect any reclassification of its Common Stock or
any recapitalization or reorganization of the Company, or
(iv) to effect any consolidation or merger with or into, or
to effect any sale or other transfer (or to permit one or
more of its Subsidiaries to effect any sale or other
transfer), in one or more transactions, of more than 50% of
the assets or earning power of the Company and its
Subsidiaries (taken as a whole) to, any other Person or
Persons, or (v) to effect the liquidation, dissolution or winding up of the Company, then, in each such case, the
Company shall give to each holder of record of a Right Certificate, in accordance with Section 26 hereof, notice of such proposed action, which shall specify the record date for the purposes of such transaction referred to in Section 11(a)(i), or such dividend or distribution, or the date on which such reclassification, recapitalization,
reorganization, consolidation, merger, sale or transfer of assets, liquidation, dissolution or winding up is to take place and the record date for determining participation
therein by the holders of record of Common Stock, if any
such date is to be fixed, and such notice shall be so given
in the case of any action covered by clause (i) or (ii)
above at least 10 days prior to the record date for
determining holders of record of the Common Stock for
purposes of such action, and in the case of any such other action, at least 10 days prior to the date of the taking of such proposed action or the date of participation therein by the holders of record of Common Stock, whichever shall be
the earlier.
	(b)    In case any of the transactions referred to in
Section 11(a)(ii) or Section 13 of this Rights Agreement are proposed, then, in any such case, the Company shall give to each holder of Rights, in accordance with Section 26 hereof notice of the proposal of such transaction at least 10 days prior to consummating such transaction, which notice shall specify the proposed event and the consequences of the event to holders of Rights under Section 11(a)(ii) or Section 13 hereof, as the case may be, and, upon consummating such transaction, shall similarly give notice thereof to each holder of Rights.
	(c)    The failure to give notice required by this
Section 25 or any defect therein shall not affect the
legality or validity of the action taken by the Company or
the vote upon any such action.
26.     Notices.     Notices or demands authorized by this
Rights Agreement to be given or made by the Rights Agent or by the holder of record of any Right Certificate or Right to or on behalf of the Company shall be sufficiently given or made if sent by first-class mail, postage prepaid, addressed (until another address is filed in writing with the Rights Agent) as follows:

	3Com Corporation
	5400 Bayfront Plaza
	P.O. Box 58154
	Santa Clara, California  95052-8415
	Attention:  Secretary
Subject to the provisions of Section 21 hereof, any notice or demand authorized by this Rights Agreement to be given or made by the Company or by the holder of record of any Right Certificate or Right to or on the Rights Agent shall be sufficiently given or made if sent by first-class mail, postage prepaid, addressed (until another address is filed in writing with the Company) as follows:

	 The First National Bank of Boston
	P.O. Box 1865
	Boston, Massachusetts  02105-1865
	Attention:  Shareholder Services Division
Notices or demands authorized by this Rights Agreement to be given or made by the Company or the Rights Agent to the holder of record of any Right Certificate or Right shall be sufficiently given or made if sent by first-class mail, postage prepaid, addressed to such holder at the address of such holder as it appears upon the registry books of the Rights Agent or, prior to the Distribution Date, on the registry books of the Transfer Agent.
       27. Supplements and Amendments. The Company and the Rights Agent may from time to time supplement or amend this Agreement without approval of any holders of Right Certificates in order (i) to cure any ambiguity, (ii) to correct or supplement any provision contained herein which may be defective or inconsistent with any other provision herein, (iii) prior to the time a Person becomes an Acquiring Person, to change or supplement any of the provisions herein which the Company may deem necessary or desirable (including, but not limited to, an amendment that provides that the Rights shall become exercisable or exchangeable for shares or fractions of shares of Preferred Stock of the Company that are economically Common Stock Equivalents) or (iv) following the time a Person becomes an Acquiring Person, to change or supplement the provisions hereunder in any manner which the Company may deem necessary or desirable and which shall not adversely affect the interests of the holders of Right Certificates. Upon the delivery of a certificate from an appropriate officer of the Company which states that the proposed supplement or amendment is in compliance with the terms of this Section 27, the Rights Agent shall execute such supplement or amendment unless the Rights Agent shall have determined in good faith that such supplement or amendment would adversely affect its interests under this Agreement. Notwithstanding anything contained in this Rights Agreement to the contrary, no supplement or amendment shall be made which changes the Redemption Price. Prior to the Distribution Date, the interests of the holders of Rights shall be deemed coincident with the interests of the holders of Common Stock.
28. Successors. All of the covenants and provisions of this Rights Agreement by or for the benefit of the Company or the Rights Agent shall bind and inure to the benefit of their respective successors and assigns hereunder.
 29. Benefits of this Rights Agreement. Nothing in this Rights Agreement shall be construed to give to any person or corporation other than the Company, the Rights Agent and the registered holders of the Right Certificates (and, prior to the Distribution Date, the Common Stock) any legal or equitable right, remedy or claim under this Rights Agreement; but this Rights Agreement shall be for the sole and exclusive benefit of the Company, the Rights Agent and the holders of record of the Right Certificates (and, prior to the Distribution Date, the Common Stock).
30. Governing Law. This Rights Agreement and each Right Certificate issued hereunder shall be deemed to be contract made under the laws of the State of California (or the laws of the state of incorporation of any successor of the Company) and for all purposes shall be governed by and construed in accordance with the laws of such state applicable to contracts to be made solely by residents of such state and performed entirely within such state.
31. Counterparts. This Rights Agreement may be executed in any number of counterparts and each of such counterparts shall for all purposes be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument.
32. Descriptive Headings. Descriptive headings of the several sections of this Rights Agreement are inserted for convenience only and shall not control or affect the meaning or construction of any of the provisions hereof.
33. Severability. If any term, provision, covenant or restriction of this Rights Agreement is held by a court of competent jurisdiction or other authority to be invalid, illegal or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Rights Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated.










IN WITNESS WHEREOF, the parties hereto have caused this Amended and Restated Rights Agreement to be duly executed, all as of the day and year first above written.

ATTEST:         THE FIRST
		NATIONAL BANK OF
		BOSTON

By:  /s/ J. T. Gunning           By: /s/ Gordon C. Stevenson
Name: J. T. Gunning               Name:  Gordon C. Stevenson
Title: Account Manager         Title: Administration Manager

ATTEST:         3COM CORPORATION

By: /s/ Ron Friedman          By: /s/ Christopher B. Paisley
Name:  Ron Friedman             Name: Christopher B. Paisley
Title:  Assistant Secretary   Title: Chief Financial Officer




EXHIBIT A
[Form of Right Certificate]
Certificate No. W-
	   Rights
NOT EXERCISABLE AFTER DECEMBER 13, 2004, OR EARLIER IF REDEEMED OR EXCHANGED. AT THE OPTION OF THE COMPANY, THE RIGHTS MAY BE REDEEMED AT $.01 PER RIGHT OR EXCHANGED FOR COMMON STOCK ON THE TERMS SET FORTH IN THE RIGHTS AGREEMENT. IN THE EVENT THAT THE RIGHTS REPRESENTED BY THIS CERTIFICATE ARE ISSUED TO A PERSON WHO IS AN ACQUIRING PERSON OR A TRANSFEREE OF THE RIGHTS PREVIOUSLY OWNED BY SUCH PERSONS, THIS RIGHT CERTIFICATE AND THE RIGHTS REPRESENTED HEREBY MAY BE SUBJECT TO CERTAIN LIMITATIONS IN THE CIRCUMSTANCES SPECIFIED IN SECTION 11(a)(ii) AND SECTION 24 OF THE RIGHTS AGREEMENT.
RIGHT CERTIFICATE
3Com Corporation
		This certifies that
, or registered assigns, is the registered owner of the number of Rights set forth above, each of which entitles the owner thereof, subject to the terms, provisions and conditions of the Amended and Restated Rights Agreement dated as of December 21, 1994 ("Rights Agreement") between 3Com Corporation, a California corporation ("Company"), and The First National Bank of Boston, a national banking association ("Rights Agent"), to purchase from the Company at any time after the Distribution Date (as such term is defined in the Rights Agreement) and prior to 5:00 p.m. (Boston time) on December 13, 2004, at the office of the Rights Agent, or its successors as Rights Agent, designated for such purposes, one fully paid and nonassessable share of Common Stock of the Company ("Common Stock") at a purchase price of $250 per share, as the same may from time to time be adjusted in accordance with the Rights Agreement
("Purchase Price"), upon presentation and surrender of this Right Certificate with the Form of Election to Purchase duly executed.
		As provided in the Rights Agreement, the Purchase Price and the number of shares of Common Stock which may be purchased upon the exercise of the Rights evidenced by this Right Certificate are subject to modification and adjustment upon the happening of certain events and, upon the happening of certain events, securities other than shares of Common Stock, or other property, may be acquired upon exercise of the Rights evidenced by this Right Certificate, as provided by the Rights Agreement.
	This Right Certificate is subject to all the terms, provisions and conditions of the Rights Agreement, which terms, provisions and conditions are incorporated herein by reference and made a part hereof and to which Rights
Agreement reference is hereby made for a full description of the rights, limitations of rights, obligations, duties and immunities of the Rights Agent, the Company and the holders of record of the Right Certificates. Copies of the Rights Agreement are on file at the principal executive office of the Company.
	This Right Certificate, with or without other Right Certificates, upon surrender at the principal office of the Rights Agent, may be exchanged for another Right Certificate or Right Certificates of like tenor and date evidencing
Rights entitling the holder of record to purchase a like aggregate number of shares of Common Stock as the Rights evidenced by the Right Certificate or Right Certificates surrendered shall have entitled such holder to purchase. If this Right Certificate shall be exercised in part, the holder shall be entitled to receive upon surrender hereof, another Right Certificate or Right Certificates for the number of whole Rights not exercised.
	Subject to the provisions of the Rights Agreement, at any time prior to the earlier of (i) the occurrence of a Stock Acquisition Date (as such term is defined in the Rights Agreement) or (ii) the Final Expiration Date, the Rights evidenced by this Certificate may be redeemed by the Company at its option at a redemption price of $.01 per Right or exchanged by the Company at its option in whole or in part for shares of Common Stock.
	No fractional shares of Common Stock shall be issued upon the exercise or exchange of any Right or Rights evidenced hereby, and in lieu thereof, as provided in the Rights Agreement, fractions of shares of Common Stock shall receive an amount in cash equal to the same fraction of the then Current Market Price (as such term is defined in the Rights Agreement) of a share of Common Stock.
	No holder of this Right Certificate, as such, shall be entitled to vote or receive dividends or be deemed for any purpose the holder of Common Stock or of any other securities of the Company which may at any time be issuable on the exercise hereof, nor shall anything contained in the Rights Agreement or herein be construed to confer upon the holder hereof, as such, any of the rights of a shareholder of the Company or any right to vote in the election of directors; or upon any matter submitted to shareholders at any meeting thereof, or to give or withhold consent to any corporate action or to receive notice of meetings or other actions affecting shareholders (other than certain actions specified in the Rights Agreement) or to receive dividends or subscription rights, or otherwise, until the Right or Rights evidenced by this Right Certificate shall have been exercised or exchanged as provided in the Rights Agreement.
	This Right Certificate shall not be valid or obligatory for any purpose until it shall have been countersigned by the Rights Agent.




	WITNESS the facsimile signature of the proper officers
of the Company and its
corporate seal.  Dated as of                 , 19    .
ATTEST: 3Com Corporation
			By:
Secretary
			Title:
COUNTERSIGNED:
By:
	Authorized Signature
Form of Reverse Side of Right Certificate
FORM OF ASSIGNMENT
		(To be executed by the registered holder if such holder desires to transfer any or all of the Rights represented by this Right Certificate)
FOR VALUE RECEIVED, the undersigned hereby sells, assigns
and transfers unto
(Name, address and social security or other identifying
number of transferee)
___________________________________ (_______________) of the
Rights represented by this Right Certificate, together with
all right, title and interest in and to said Rights, and
hereby irrevocably constitutes and appoints
________________________ attorney to transfer said Rights on the books of the within-named Company with full power of
substitution.
	Dated:___________________, 19__.
(Signature)
Signature Guaranteed:
CERTIFICATE

	The undersigned hereby certifies by checking the appropriate boxes that:

	(1)     the rights evidenced by this Right Certificate
[ ] are [ ] are not being sold, assigned and transferred by or on behalf of a Person who is or was an Acquiring
Person (as such capitalized terms are defined in the Rights
Agreement);

	(2) after due inquiry and to the best knowledge of the undersigned, it [ ] did [ ] did not acquire the Rights evidenced by this Right Certificate from any Person who is or was an Acquiring Person or an Affiliate or Associate of an Acquiring Person or any transferee of such Persons.

	Dated:__________________, 19__

(Signature)

Signature Guaranteed:

Form of Reverse Side of Right Certificate (continued)

NOTICE

	The signatures to the foregoing Assignment and the foregoing Certificate, if applicable, must correspond to the name as written upon the face of this Right Certificate in every particular, without alteration or enlargement or any change whatsoever, and must be guaranteed by a member firm of a registered national securities exchange, a member of the National Association of Securities Dealers, Inc., or a commercial bank or trust company having an office or correspondent in the United States.

	In the event that the foregoing Certificate is not duly executed, with signature guaranteed, the Company may deem the Rights represented by this Right Certificate to be Beneficially Owned by an Acquiring Person or an Affiliate or Associate of an Acquiring Person (as such capitalized terms are defined in the Rights Agreement), and not issue any Right Certificate or Right Certificates in exchange for this Right
Certificate.

Form of Reverse of Right Certificate (continued)

FORM OF ELECTION TO PURCHASE

(To be executed by the registered holder if such holder desires to exercise any or all of the Rights represented by this Right Certificate)

To 3Com Corporation:

	The undersigned hereby irrevocably elects to exercise _______________ (__________) of the Rights represented by this Right Certificate to purchase the shares of the Common Stock of the Company, or other securities or property issuable upon the exercise of said number of Rights pursuant to the Rights Agreement.

	The undersigned hereby requests that a certificate for any such securities and any such property be issued in the name of and delivered to:

(Name, address and social security or other identifying number of issuee)

	The undersigned hereby further requests that if said number of Rights shall not be all the Rights represented by this Right Certificate, a new Right Certificate for the remaining balance of such Rights be issued in the name of and delivered to:

(Name, address and social security or other identifying number of issuee)

	Dated:__________________, 19__



(Signature)

Signature Guaranteed:

Form of Reverse Side of Right Certificate (continued)

CERTIFICATE

	The undersigned hereby certifies by checking the appropriate boxes that:

	(1) the Rights evidenced by this Right Certificate [ ] are [ ] are not being exercised by or on behalf of a Person who is or was an Acquiring Person or an Affiliate or Associate of any such Acquiring Person or an Affiliate or Associate of any such Acquiring Person (as such terms are defined pursuant to the Rights Agreement);

	(2) after due inquiry and to the best knowledge of the undersigned, it [ ] did [ ] did not acquire the Rights evidenced by this Right Certificate from any Person who is or was an Acquiring Person or an Affiliate or Associate of an Acquiring Person or any transferee of such Persons.

	Dated:__________________, 19__

(Signature)
Signature Guaranteed:
NOTICE
	The signature to the foregoing Election to Purchase and the foregoing Certificate, if applicable, must correspond to the name as written upon the face of the this Right Certificate in every particular, without alteration or enlargement or any change whatsoever, and must be guaranteed by a member firm of a registered national securities exchange, a member of the National Association of Securities Dealers, Inc., or a commercial bank or trust company having an office or correspondent in the United States.
In the event that the foregoing Certificate is not executed, with signature guaranteed, the Company may deem the Rights represented by this Right Certificate to be Beneficially Owned by an Acquiring Person or an Affiliate or Associate of an Acquiring Person (as such capitalized terms are defined in the Rights Agreement), and not issue any Right Certificate or Right Certificates in exchange for this Right Certificate.